SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

     Filed by the Registrant /X/
Filed by a Party other than the Registrant /  /

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(as permitted by Rule 14a-6(e)(2))
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/  / Soliciting Material Under Rule 14a-12

ACADIA REALTY TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ACADIA REALTY TRUST
1311 MAMARONECK AVENUE, SUITE 260
WHITE PLAINS, NEW YORK 10605

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 25, 2003

TO OUR SHAREHOLDERS:

Please take notice that the Annual Meeting of Shareholders of Acadia Realty Trust will be held on Wednesday, June 25, 2003, at 10:00 a.m., local time, at the offices of Paul, Hastings, Janofsky & Walker, LLP, which are located at Park Avenue Tower, 75 East 55th Street, New York, NY 10022, for the purpose of considering and voting upon:

1. The election of eight trustees to hold office until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2. The ratification of the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 2003;

3. The approval of the Acadia Realty Trust 2003 Share Incentive Plan;

4. The approval of the Acadia Realty Trust Employee Stock Purchase Plan; and

5. Such other business as may properly come before the Annual Meeting or any adjournments thereof.

The record date for determining shareholders entitled to notice of, and to vote at, such Annual Meeting is the close of business May 16, 2003.

Your attention is directed to the accompanying Proxy Statement and Proxy.

By order of the Board of Trustees,

/s/ Robert Masters

Robert Masters, Secretary

April 24, 2003

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED FORM OF PROXY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

ACADIA REALTY TRUST
1311 MAMARONECK AVENUE, SUITE 260 WHITE PLAINS, NEW YORK 10605

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
June 25, 2003

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Acadia Realty Trust (the “Company”) for use at the Annual Meeting of its shareholders scheduled to be held on Wednesday, June 25, 2003,, at 10:00 a.m., local time, or any postponement or adjournment thereof (the “Annual Meeting”). This Proxy Statement and accompanying form of proxy were first sent to shareholders on or about May 19, 2003.

The Company will bear the costs of the solicitation of its proxies in connection with the Annual Meeting, including the costs of preparing, assembling and mailing proxy materials and the handling and tabulation of proxies received. In addition to solicitation of proxies by mail, proxies in connection with the Annual Meeting may be solicited by the trustees, officers and employees of the Company, at no additional compensation, by telephone, telegram, personal interviews or otherwise. Arrangements have been made with brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of common shares of beneficial interest, par value $.001 per share, of the Company, (the “Common Shares”) held of record by such persons or firms with their nominees, and in connection therewith, such firms will be reimbursed for their reasonable out-of-pocket expenses in forwarding such materials.

All properly executed and unrevoked proxies in the accompanying form that are received in time for the Annual Meeting will be voted at the Annual Meeting in accordance with the specification thereon. If no specification is made, signed proxies will be voted FOR the election of the nominee for trustee listed below and approval of the proposals set forth in the Notice of Annual Meeting of the Shareholders of the Company. Any shareholder executing and delivering a proxy has the right to revoke such proxy at any time prior to the voting thereof by notice to the Company. In addition, although the mere attendance at the Annual Meeting will not revoke a proxy, a person present at the Annual Meeting may withdraw his or her proxy and vote at that time in person.

OUTSTANDING SHARES AND VOTING RIGHTS

The outstanding capital shares of the Company as of April 9, 2003 consisted of 25,548,946 Common Shares. Holders of Common Shares are entitled to one vote for each Common Share registered in their names on the record date. The Board of Trustees of the Company (the “Board of Trustees”) has fixed the close of business on May 16, 2003 as the record date for determination of shareholders entitled to notice of and to vote at the meeting. The presence, in person or by proxy, of the holders of Common Shares entitled to cast at least a majority of the outstanding Common Shares on May 16, 2003 will constitute a quorum to transact business at the Annual Meeting.

The approval of a plurality of the votes cast by holders of Common Shares in person or by proxy at the Annual Meeting in the election of trustees will be required to approve the nominees for trustee at the Annual Meeting. There is no cumulative voting in the election of trustees. The approval of a plurality of the votes cast by holders of Common Shares in person or by proxy at the Annual Meeting in the ratification of the appointment of the independent auditors will be required to ratify the appointment of Ernst & Young LLP as independent auditors. The approval of a majority of the votes cast by holders of Common Shares in person or by proxy at the Annual Meeting will be required to approve the proposals to approve the Company’s 2003 Share Incentive Plan and to approve the Company’s Employee Stock Purchase Plan.

Proxies marked abstain and which have not voted on a particular proposal are included in determining a quorum for the Annual Meeting. Abstentions and broker non-votes are not treated as votes cast in the election of trustees or in the ratification of the appointment of the independent auditors, and thus are not the equivalent of votes against a nominee or against the ratification of the appointment of Ernst & Young LLP as independent auditors, as the case may be, and will not affect the vote with respect to these matters. Abstentions and broker non-votes are treated as votes cast in the approval of the adoption of the Company’s 2003 Share Incentive Plan and the adoption of the Company’s Employee Stock Purchase Plan and thus is the equivalent of a vote against the approval of such matters.

PROPOSAL 1 — ELECTION OF TRUSTEES

The Bylaws provide that the Board of Trustees may be composed of up to a maximum of 15 members. The Board of Trustees currently consists of eight trustees, each of whom serves until the next annual meeting of shareholders and until his successor is duly elected and qualified. Election of each trustee requires the approval of a plurality of the votes cast by the holders of Common Shares in person or by proxy at the Annual Meeting. As stated elsewhere herein, the enclosed proxy will be voted for the election as trustee of each nominee whose name is set forth below unless a contrary instruction is given. All of the nominees currently serve as trustees of the Company. Management believes that all of its nominees are willing and able to serve the Company as a trustee. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election, and as a consequence thereof, other nominees are designated, the persons named in the enclosed proxy or their substitutes will have the discretion and authority to vote or refrain from voting for other nominees in accordance with their judgment. The Board of Trustees does not have a nominating committee.

The following is a brief description of the nominees for election as trustees of the Company:

Kenneth F. Bernstein, age 41, has been Chief Executive Officer of the Company since January of 2001, when he was elected by the Board of Trustees to replace Mr. Dworman at this post. Previously, he had been President of the Company since August 1998, when the Company acquired substantially all of the assets of RDC. See Certain Relationships and Related Transactions. Mr. Bernstein is responsible for strategic planning as well as overseeing the day-to-day activities of the Company including operations, acquisitions and capital markets. From 1990 to August 1998, Mr. Bernstein was the Chief Operating Officer of RDC. In such capacity, he was responsible for overseeing the day-to-day operations of RDC and its management companies, Acadia Management Company LLC and Sound View Management LLC. Prior to joining RDC, Mr. Bernstein was associated with the New York law firm of Battle Fowler, LLP, from 1986 to 1990. Mr. Bernstein received his Bachelor of Arts Degree from the University of Vermont and his Juris Doctorate from Boston University School of Law.

Ross Dworman, age 43, has been Chairman of the Company since August 1998, when the Company acquired substantially all of the assets of RD Capital, Inc., a Delaware corporation (RDC). See Certain Relationships and Related Transactions. Mr. Dworman was also Chief Executive Officer of the Company until Mr. Bernstein was elected to the additional post of Chief Executive Officer in January 2001. From 1987 to August 1998, Mr. Dworman was President and Chief Executive Officer of RDC. From 1984 to 1987, Mr. Dworman was an associate at Odyssey Partners, L.P., a hedge fund engaged in leveraged buy- outs and real estate investment, and from 1981 until 1984, he was a Financial Analyst for Salomon, Inc. Mr. Dworman received his Bachelor of Arts Degree from the University of Pennsylvania.

Martin L. Edelman, age 61, has been a trustee of the Company since August 1998, and is Of Counsel to Paul, Hastings, Janofsky & Walker, LLP, a New York City law firm specializing in real estate and corporate law, which has been counsel to the Company since August 1998. He is one of the managing partners of Chartwell Hotel Associates, which owns and operates in excess of 25 hotels in the U.S. and Chartwell de Mexico, a company which owns and operates hotels in Mexico. He has been involved in all aspects of real estate transactions including acquisitions, dispositions and financings. Mr. Edelman is a graduate of Princeton University (1963) and Columbia University School of Law (1966). He is currently a director of Capital Trust and Cendant Incorporated. Mr. Edelman is one of the founders of the Jackie Robinson Foundation and a member of the Board of The Intrepid Museum Foundation. Paul, Hastings, Janofsky & Walker, LLP, rendered certain legal services to the Company during 2002. See “Certain Relationships and Related Transactions”.

Alan S. Forman, age 37, has been a trustee of the Company since August 2002. Mr. Forman is a Director of the Yale University Investments Office, with general responsibility for the Yale Endowment’s $1.34 billion portfolio of real estate investments. Mr. Forman received his B.A. degree from Dartmouth College in 1987 and an M.B.A. degree from Stern School of Business at New York University in 1990. Later that year, he joined the Yale University Investments Office as a Financial Analyst. In 1993, he was awarded the Chartered Financial Analyst (CFA) designation by the Association for Investment Management and Research (AIMR) after completing the requisite examinations.

Marvin J. Levine, age 53, has been a trustee of the Company since its inception. Since June 1, 2001, Mr. Levine has been Of Counsel to the firm of Wachtel & Masyr, LLP. From February 1, 2000 until March 31, 2001, Mr. Levine was Of Counsel to the firm of Blackwell Sanders Peper Martin in their Omaha, Nebraska office. From July 1997 to January 31, 2000, Mr. Levine was a partner in the New York City law firm of Wachtel & Masyr, LLP. Previously, he had been a partner in the New York City law firms of Gold & Wachtel, LLP for three years and, prior to that, he was at Stadtmauer, Bailkin, Levine & Masyr for more than five years. Mr. Levine represented Mark Development Group (MDG), the Company’s predecessor, from 1982 until the Company’s initial public offering. Mr. Levine rendered certain legal services to the Company during 2002. See “Certain Relationships and Related Transactions”.

Lawrence J. Longua, age 61, has been a trustee of the Company since its inception. Mr. Longua is a Senior Managing Director of Newmark & Company Real Estate, Inc. in Newmark’s Capital Group, providing investment sales and financing services to owners, purchasers and borrowing clients of the company. For three years prior to his current position, he was a Senior Vice President of Newmark affiliate, KTR Newmark Real Estate Services, a national due diligence provider. Mr. Longua has been employed by the real estate finance activities of a number of financial institutions, including The Mitsubishi Trust and Banking Corporation, Bankers Trust Company, Chemical Bank and Kidder Peabody & Company with deep experience in real estate debt workouts and restructures. Mr. Longua is currently an Adjunct Assistant Professor at the New York University Real Estate Institute and a member of the Institute’s Curriculum Committee, its REIT Roundtable and its Appraisal Advisor Board. He is an Adjunct Associate Professor in the Finance Department of the Stern Business of New York University. He is a member of the Board of Governors of the Mortgage Bankers Association of New York, and a past president of the Association. He is the Chairman of the Association’s Scholarship Foundation. He has served as a director of the Association of Foreign Investors in US Real Estate.

Gregory A. White, age 46, has been a trustee of the Company since August 1998. As of January 2003 Mr. White is the founding partner and Managing Director of Prima Capital Advisors and Investment Management Company, specializing in the investment in commercial mortgage whole loans and commercial mortgage backed securities. Prima acquired the commercial Mortgage Pension Fund Advisory contracts from Conning Asset Management Company, Mr. White’s former employer. Mr. White was a founding partner and Managing Director of Schroder Mortgage Associates (“Schroder”) in New York, New York, from 1992 until Conning’s acquisition of Schroder in August 1998. Mr. White was associated with Schroder from 1992 to 1998. Schroder was an investment adviser that specialized in commercial mortgages and commercial mortgage backed securities. From 1982 to 1992, Mr. White was with Salomon Brothers Inc.’s real estate finance department, most recently serving as a Managing Director. Mr. White also serves as a trustee of New Plan Realty Trust. He has a B.S. degree in civil engineering from Tufts University and an MBA from the Wharton School of Business. Mr. White is a visiting professor of real estate finance at New York University.

Lee S. Wielansky, age 51, has been a trustee of the Company since May 2000. Mr. Wielansky is Chairman and Chief Executive Officer of Midland Development Group, Inc., which focuses on the development of retail properties in the Mid-West. From November 2000 to March 2003, Mr. Wielansky served as Chief Executive Officer and President of JDN Development Company, Inc. and a director of JDN Realty Corporation through its merger with Developers Diversified Realty Corporation in 2003. He was also a founding partner and Chief Executive Officer of Midland Development Group, Inc. from 1983 through 1998 when the company was sold to Regency Centers Corporation. Since 1990, Mr. Wielansky has been a director of Allegiant Bancorp, Inc., a director of the bank’s holding company and a member of its executive committee, and since 1999, its Vice Chairman.

Vote Required; Recommendation

The election to the Board of Trustees of each of the eight nominees will require the approval of a plurality of the votes cast by the holders of Common Shares in person or by proxy at the Annual Meeting. The Board of Trustees unanimously recommends that the shareholders vote FOR the election to the Board of Trustees of each of the eight nominees.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Trustees has selected Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2003, and has directed that the selection of the independent auditors be submitted for ratification by the shareholders at the Annual Meeting.

Shareholder ratification of the selection of Ernst & Young LLP as the Company’s independent auditors is not required by the Company’s Declaration of Trust, Bylaws or otherwise. However, the Board of Trustees is submitting the selection of Ernst & Young LLP to the shareholders for ratification as a matter of what it considers to be good corporate practice. If the shareholders fail to ratify the selection, the Board of Trustees in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Trustees determines that such a change would be in the best interests of the Company and its subsidiaries.

Representatives of Ernst & Young LLP are not expected to be present at the Annual Meeting.

Vote Required; Recommendation

The approval of a plurality of the votes cast by holders of Common Shares in person or by proxy at the Annual Meeting in the ratification of the appointment of the independent auditors is required to ratify the appointment of Ernst & Young LLP as independent auditors. The Board of Trustees unanimously recommends that the shareholders vote FOR the ratification of Ernst & Young LLP as independent auditors.

PROPOSAL 3 – APPROVAL OF THE 2003 SHARE INCENTIVE PLAN

On April 24, 2003, the Board of Trustees approved the 2003 Share Incentive Plan (the “2003 Plan”), subject to the approval of the shareholders of the Company at the Annual Meeting, because no Common Shares currently remain available for future grants under the Company’s 1999 Share Incentive Plan (the “1999 Plan”). Additional Common Shares could become available for grant under the 1999 Plan in the future as a result of the non-exercise of existing Awards granted under the 1999 Plan or increases in the number of the Common Shares outstanding from time to time on a fully diluted basis. The 2003 Plan is generally identical to the 1999 Plan, except that the maximum number of Common Shares that the Company may issue pursuant to the 2003 Plan is four percent (4%) of the Common Shares outstanding from time to time on a fully diluted basis. The 2003 Plan does not change the material terms of the 1999 Plan, which the Company will continue to operate in accordance with past practice.

The 2003 Plan provides for the granting of Options, Share Appreciation Rights, Restricted Shares, Performance Shares and Performance Units (collectively, “Awards”) to officers, employees and trustees of the Company and its subsidiaries and consultants and advisors to the Company or its subsidiaries (collectively, “Participants”). The class of Participants currently is approximately 21 persons. The following is a summary of certain provisions of the 2003 Plan and is qualified by reference to the complete plan, a copy of which is attached as Appendix A.

SUMMARY OF THE 2003 SHARE INCENTIVE PLAN

The 2003 Plan provides financial incentives to the Participants, rewarding them for making significant contributions to the Company’s success and encouraging them to associate their interests with those of the Company and its shareholders. The 2003 Plan also assists the Company in attracting and retaining competent and dedicated individuals whose efforts are important in helping the Company achieve its long-term growth objectives.

The 2003 Plan is administered by a “Committee” which is composed of at least two trustees of the Company, each of whom satisfies the requirements for a “non-employee director” within the meaning of Rule 16b-3 promulgated under Section 16(b) (“Rule 16b-3”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to the extent compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”) is desired, an “outside director” within the meaning of regulations promulgated under Section 162(m) of the Code. Pursuant to the 2003 Plan, the Committee selects Participants to whom Awards will be granted and determines the type, size, terms and conditions of Awards, including the per share purchase price and vesting provisions of Options and the restrictions or performance criteria relating to Restricted Share and Performance Awards. The Committee also administers construes and interprets the 2003 Plan.

Securities Offered

An aggregate of four percent (4%) of the Common Shares outstanding from time to time on a fully diluted basis may be issued or transferred pursuant to the 2003 Plan. No Participant may receive more than 1,000,000 Common Shares during the term of the 2003 Plan in respect of Awards. In the event of any Change in Capitalization, the Committee may adjust the maximum number and class of Common Shares with respect to which Awards may be granted under the 2003 Plan, the maximum number of Common Shares with respect to which Awards may be granted to any Participant during the term of the 2003 Plan, the number and class of Common Shares which are subject to outstanding Awards granted under the 2003 Plan, and if applicable, the purchase price therefor. In addition, if any Award expires or terminates without having been exercised, the Common Shares subject to that Award again become available for grant under the 2003 Plan.

Individuals Who May Participate in the 2003 Plan

All of the Company’s (and its subsidiaries’) officers, employees and trustees together with its (and its subsidiaries’) consultants and advisors are eligible to receive Awards under the 2003 Plan. Awards under the 2003 Plan are granted at the sole discretion of the Committee; subject to a limit of 1,000,000 Common Shares that applies both to the granting or exercise of all incentive share options, and of Awards to any individual for any calendar year or during the term of the 2003 Plan. The granting of an Award does not confer upon the Participant any right to continue in the employ or service of the Company or affect any right or power of the Company to terminate the services of such Participant at any time. As of the date of this proxy statement, awards with respect to 2,725,773 Common Shares have been granted to Participants.

Awards

Options: The Committee may grant to Participants Options to purchase Common Shares. Subject to the provisions of the Code, Options may either be Incentive Share Options (within the meaning of Section 422 of the Code) or Nonqualified Share Options. On the first business day following each Annual Meeting, Non-employee trustees will receive an automatic Option grant to purchase 1000 Common Shares (except to the extent a grant occurs under the same provision of the 1999 Plan). The per Common Share purchase price (i.e., the “exercise price”) under each Option is established by the Committee at the time the Option is granted. The per Common Share exercise price of any Option may not be less than 100% of the Fair Market Value of a Common Share on the date the Option is granted (110% in the case of an Incentive Share Option granted to a Ten-Percent Shareholder). Options may be exercisable at such times and in such installments as determined by the Committee except that the Non-employee Trustee Options vest in five (5) equal annual installments beginning on the date of the grant. The Committee may accelerate the exercisability of any Option at any time. Each Non-employee Trustee Option has a ten year term (subject to earlier termination if the Trustee ceases to serve on the Board of Trustees) and each other Option granted pursuant to the 2003 Plan has such term as determined by the Committee, provided, however, that no Option may be exercisable after the expiration of ten years from its grant date (five years in the case of an Incentive Share Option granted to a Ten-Percent Shareholder). The Agreement evidencing the Option grant sets forth the terms and conditions applicable to such Option upon a termination or change in the employment or service status of the Optionee as determined by the Committee and in accordance with the 2003 Plan.

Unless permitted by the Committee, Options are not transferable by the Optionee other than by will or the laws of descent and distribution and may be exercised during the Optionee’s lifetime only by the Optionee or the Optionee’s guardian or legal representative. The purchase price for Common Shares acquired pursuant to the exercise of an Option must be paid (i) in cash, (ii) by transferring Common Shares to the Company, or (iii) a combination of the foregoing, upon such terms and conditions as determined by the Committee. Notwithstanding the foregoing, the Committee may establish cashless exercise procedures which provide for the simultaneous exercise of an Option and sale of the underlying Common Share [or payment to the Optionee of the difference between the exercise price and the closing price of the Common Shares on the date preceding the exercise date]. Upon a Change in Control, all Options outstanding under the 2003 Plan will become immediately and fully exercisable.

Share Appreciation Rights. The 2003 Plan permits the granting of Share Appreciation Rights to Participants in connection with an Option or as a freestanding right. A Share Appreciation Right permits the Grantee to receive, upon exercise, cash and/or Common Shares, at the discretion of the Committee, equal in value to an amount determined by multiplying (i) the excess, if any, of (x) for those granted in connection with an Option, the per Common Share Fair Market Value on the date preceding the exercise date over the per Common Share purchase price under the related Option, or (y) for those not granted in connection with an Option, the per Common Share Fair Market Value on the date preceding the exercise date over the per Common Share Fair Market Value on the grant date of the Share Appreciation Right by (ii) the number of Common Shares as to which such Share Appreciation Right is being exercised.

Share Appreciation Rights granted in connection with an Option cover the same Common Shares as those covered by such Option and are generally subject to the same terms. A Share Appreciation Right granted in connection with an Incentive Share Option is exercisable only if the Fair Market Value of a Common Share on the exercise date exceeds the purchase price specified in the related Incentive Share Option Agreement. Freestanding Share Appreciation Rights may be granted on such terms and conditions as shall be determined by the Committee, but may not have a term of greater than ten years. Upon a Change in Control, all Share Appreciation Rights will become immediately and fully exercisable.

Restricted Shares: The terms of a Restricted Share Award, including the restrictions placed on such Common Shares and the time or times at which such restrictions will lapse, will be determined by the Committee at the time the Award is made. The Committee may determine at the time an Award of Restricted Share is granted that dividends paid on such Restricted Shares may be paid to the Grantee or deferred and, if deferred, whether such dividends will be reinvested in Common Shares. Deferred dividends (together with any interest accrued thereon) will be paid upon the lapsing of restrictions on Restricted Shares or forfeited upon the forfeiture of Restricted Shares. The agreements evidencing Awards of Restricted Shares will set forth the terms and conditions of such Awards upon a Grantee’s termination of employment or service. The extent, if any, to which the restrictions on Restricted Shares will lapse upon a Change in Control will be determined by the Committee at the time of the grant of the Award of Restricted Shares and set forth in the Agreement evidencing the Award.

Performance Units and Performance Shares: Performance Units and Performance Shares my be awarded at such times as the Committee may determine and the vesting of Performance Units and Performance Shares is based upon the attainment of specified performance objectives by the Company, a subsidiary or a division within the specified performance period (the “Performance Cycle”). Performance objectives and the length of the Performance Cycle for Performance Units and Performance Shares may be determined by the Committee at the time the Award is made. Prior to the end of a Performance Cycle, the Committee, in its discretion, may adjust the performance objectives to reflect a Change in Capitalization, a change in the tax rate or book tax rate of the Company or any subsidiary, or any other event which may materially affect the performance of the Company, a subsidiary or division. The agreements evidencing Awards of Performance Units and Performance Shares may set forth the terms and conditions of such Awards, including those applicable in the event of the Grantee’s termination of employment or service. Each Performance Unit will represent one Common Share and payments in respect of vested Performance Units will be made in cash, Common Shares or Restricted Shares or any combination of the foregoing. The Committee may determine the total number of Performance Shares subject to an Award and the time or times at which the Performance Shares will be issued to the Grantee at the time the Award is made. In addition, the Committee may determine (a) the time or times at which the awarded but not issued Performance Shares will be issued to the grantee and (b) the time or times at which awarded and issued Performance Shares will become vested in or forfeited by the Grantee, in either case based upon the attainment of specified performance objectives within the Performance Cycle. At the time the Award of Performance Shares is made, the Committee may determine that dividends be paid or deferred on the Performance Shares issued. Deferred dividends (together with any interest accrued thereon) will be paid upon the lapsing of restrictions on Performance Shares or forfeited upon the forfeiture of Performance Shares. Upon a Change in Control, (x) a percentage of Performance Units, as determined by the Committee at the time an Award of Performance Units is made, will become vested and the Grantee will be entitled to receive a cash payment equal to the per Common Share Fair Market Value multiplied by the number of Performance Units which become vested, and (y) with respect to Performance Shares, all restrictions will lapse on a percentage of the Performance Shares, as determined by the Committee at the time the Award of Performance Shares is made.

Additional Information

The 2003 Plan provides that in satisfaction of the federal, state and local income taxes and other amounts as may be required by law to be withheld with respect to an Option or Award, the Optionee or Grantee may make a written election to have withheld a portion of the Common Shares issuable to him or her having an aggregate Fair Market Value equal to the withholding taxes.

The Committee has the authority at the time a grant of Options or an Award is made to award designated Optionees or Grantees tax bonuses that will be paid on the exercise of such Options or payment of such Awards. The Committee will have full authority to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

The 2003 Plan will terminate on the day preceding the tenth anniversary of its effective date. The Board of Trustees may terminate or amend the 2003 Plan at any time, except that (i) no such amendment or termination may adversely affect outstanding Awards, and (ii) to the extent necessary under applicable law or securities exchange rule, no amendment will be effective unless approved by shareholders.

Certain Federal Income Tax Consequences

In general, an Optionee will not recognize taxable income upon grant or exercise of an Incentive Share Option and the Company will not be entitled to any business expense deduction with respect to the grant or exercise of an Incentive Share Option. (However, upon the exercise of an Incentive Share Option, the excess of the fair market value on the date of the exercise of the Common Shares received over the exercise price of Common Shares will be treated as an adjustment to alternative minimum taxable income). In order for the exercise of an Incentive Share Option to qualify for the foregoing tax treatment, the Optionee generally must be an employee of the Company or a Subsidiary from the date the Incentive Share Option is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply.

If the Optionee has held the Common Shares acquired upon exercise of an Incentive Share Option for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the Common Shares by the Optionee, the difference, if any, between the sale price of the Common Shares and the exercise price of the Option will be treated as long-term capital gain or loss. If the Optionee does not satisfy these holding period requirements, the Optionee will recognize ordinary income at the time of the disposition of the Common Shares, generally in an amount equal to the excess of the fair market value of the Common Shares at the time the Option was exercised over the exercise price of the Option. The balance of gain realized, if any, will be long-term or short-term capital gain, depending on whether or not the Common Shares were sold more than one year after the Option was exercised. If the Optionee sells the Common Shares prior to the satisfaction of the holding period requirements but at a price below the Fair Market Value of the Common Shares at the time the Option was exercised, the amount of ordinary income will be limited to the excess of the amount realized on the sale over the exercise price of the Option. Subject to the discussion below with respect to Section 162(m) of the Code, the Company will be allowed a business expense deduction to the extent the Optionee recognizes ordinary income.

In general, an Optionee to whom a Nonqualified Share Option is granted will recognize no income at the time of the grant of the Option. Upon exercise of a Nonqualified Share Option, an Optionee will recognize ordinary income in an amount equal to the amount by which the fair market value of the Common Shares on the date of exercise exceeds the exercise price of the Option (special rules may apply in the case of an Optionee who is subject to Section 16(b) of the Exchange Act). Subject to the discussion below with respect to Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and at the same time as the Optionee recognizes ordinary income.

Share Appreciation Rights

Upon exercise of a Share Appreciation Right, the Optionee will recognize ordinary income in an amount equal to the cash or Fair Market Value of the Common Shares received on the exercise date. Subject to the discussion below with respect to Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and at the same time as the Optionee of a Share Appreciation Right recognizes ordinary Income.

Restricted Shares

Generally, a Participant will not recognize income upon the grant of Restricted Shares. However, a Participant will recognize ordinary income in an amount equal to the excess of the Fair Market Value of the Restricted Shares at the end of the applicable restricted period over the amount (if any) paid by the Participant. Subject to the discussion below with respect to Section 162(m) of the Code, the Company is entitled to a corresponding deduction equal to the amount of ordinary income recognized by the Participant. Any disposition of the Restricted Share by a Participant after the end of the restricted period will result in a long-term or short-term capital gain or loss (depending on the length of time the Restricted Share is held after the end of the restricted period). Dividends received by a Participant prior to the end of the restricted period will constitute ordinary in come to the Participant in the year paid. Subject to the discussion below with respect to Section 162(m) of the Code, the Company is entitled to a corresponding deduction for such amounts.

Performance Shares and Performance Units

Generally, a Participant will not recognize taxable income upon the grant of a Performance Share or Performance Unit. A Participant will recognize ordinary income equal to any cash that is paid or the Fair Market Value of any Common Shares transferred in settlement of a Performance Unit. To the extent Performance Units are settled in Restricted Shares, the Participant will recognize ordinary income at the end of the applicable restricted period as described above. A Participant will recognize ordinary income in an amount equal to the Fair Market Value of the Performance Shares at the time the restrictions on such Performance Shares lapse. Any deferred dividends are taken into income when paid. Subject to the discussion below with respect to Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and at the same time as the Participant recognizes ordinary income.

A Participant may, within thirty days after the date of the grant of Restricted Shares or the transfer of Restricted Shares pursuant to an Award, elect to recognize ordinary income as of the date of grant or transfer in an amount equal to the excess of fair market value of such shares on such date of grant or transfer over the amount (if any) paid by the Participant.

Under certain circumstances, the accelerated vesting of Options or the accelerated lapse of restrictions on other Awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the Optionee may be subject to a 20% excise tax and the Company may be denied a tax deduction. Section 162(m) of the Code and the regulations thereunder generally would disallow the Company a federal income tax deduction for compensation paid to the chief executive officer and the four other most highly compensated executive officers to the extent such compensation paid to any of such individuals exceeds one million dollars in any year.

Section 162(m) generally does not disallow a deduction for payments of qualified “performance-based compensation” the material terms of which have been approved by shareholders. The Company intends that compensation attributable to Options, Share Appreciation Rights and Performance Shares granted under the 2003 Plan will be qualified “performance-based compensation.” To qualify, the Company is seeking shareholder approval of the 2003 Plan.

New Plan Benefits

The Board of Trustees has not made any Awards under the 2003 Plan, and has not determined what Awards, if any, will occur if the 2003 Plan receives shareholder approval at the Annual Meeting. If the 2003 Plan had been in effect for the Company’s 2002 fiscal year, no Awards would have occurred because all awards occurred under the 1999 Share Incentive Plan. As of the date of this proxy statement and assuming the 2003 Plan had been in effect, a total of 1,138,210 Common Shares would be available for grant under the 2003 Plan.

Vote Required; Recommendation

The approval of a majority of the votes cast by holders of Common Shares in person or by proxy at the Annual Meeting is required to ratify the Company’s amendment of the 1999 Stock Incentive Plan. The Board of Trustees unanimously recommends that the shareholders vote FOR the ratification of the Company’s amendment of the 1999 Stock Incentive Plan.

PROPOSAL 4 — APPROVAL OF THE ACADIA REALTY TRUST EMPLOYEE STOCK PURCHASE PLAN

The Acadia Realty Trust Employee Stock Purchase Plan (the “Purchase Plan”) was adopted by the Board of Trustees on April 22, 2003 to become effective upon the date that the Purchase Plan is approved by a vote of shareholders at the Company’s Annual Meeting.

The Purchase Plan will allow eligible employees of the Company and its designated affiliates to purchase, through payroll deductions, Common Shares of beneficial interest in the Company. The Purchase Plan is designed to retain and motivate the employees of the Company and its designated affiliates by encouraging them to acquire ownership in the Company. The Company has reserved 100,000 Common Shares for issuance under the Purchase Plan.

The Purchase Plan is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the United States Internal Revenue Code, as amended (“Section 423”), which allows an employee to defer recognition of taxes when purchasing common shares under such a purchase plan.

The following summary of the Purchase Plan is qualified in its entirety by the specific language of the Purchase Plan. A copy of the Purchase Plan is attached as Appendix B.

Administration

The Purchase Plan will be administered by the Board of Trustees or a committee (the “Committee) appointed from time to time by the Board of Trustees. All members of the Committee will serve at the discretion of the Board of Trustees. The Board of Trustees or the Committee, if one has been appointed, is vested with full authority to make, administer and interpret rules and regulations regarding the Purchase Plan as it may deem advisable. Determinations by the Board of Trustees or the Committee (collectively, the “Administrator”), as to the interpretation and operation of the Purchase Plan, will be final and conclusive.

Offering Periods and Purchase Dates

Under the Purchase Plan, four quarterly offerings (each, an “Offering”) of the Company’s Common Shares will be made each year. Generally, each Offering is of three months duration beginning January 1, April 1, July 1, and October 1 of each year. However, the first Offering will begin on or about July 1, 2003. The Administrator may change the period associated with future Offerings, without shareholder approval.

Eligibility

All employees of the Company and its designated subsidiaries (including designated related entities, for sub-plans) will be eligible to participate in the Purchase Plan, except persons whose customary employment is less than twenty hours per week or five months or less per year, and persons who have been employed by the Company for less than seven months on the first day of the purchase period. Persons who are deemed for purposes of Section 423(b)(3) of the Internal Revenue Code of 1986, as amended ( the “Code”), to own shares of beneficial interest possessing 5% or more of the total combined voting power or value of all classes of beneficial interest of the Company or a subsidiary will be ineligible to participate in the Purchase Plan. In addition, if an option granted pursuant to the Purchase Plan would permit a person’s rights to purchase shares of beneficial interest to accrue at a rate that exceeds $25,000 of the fair market value of such beneficial interest, such person will not be eligible to participate in the Purchase Plan. As of April 18, 2003, the Company and its designated affiliates had approximately 95 employees who were eligible to participate in the Purchase Plan.

In addition, the Administrator, in its sole discretion, may permit Company trustees and independent contractors to participate in certain sub-plans which are not designed to qualify as Code Section 423 plans.

Participation

Eligible employees may elect to participate in one or more of the Offerings, by electing to permit payroll deductions during the Offering. The amount of the payroll deductions must not exceed a percentage of the participant’s annual compensation that the Administrator establishes from time to time, and a participant may not purchase more than 1,000 Common Shares during an Offering, subject to adjustment for capital changes. All sums deducted from the regular compensation of participants will be credited to a share purchase account established for each participant on the Company’s books, but prior to use of these funds for the purchase of the Company’s Common Shares in accordance with the Stock Purchase Plan, the Company may use these funds for any valid corporate purpose. The Company will not be under any obligation to pay interest on funds credited to a participant’s share purchase account in any event.

Price

The price per Common Share sold under the Purchase Plan during an Offering will be 85% of the closing price of the Company’s shares on the New York Stock Exchange on (1) the first day of such Offering and (2) the last day of such Offering, whichever is lower. Each participating employee will receive an option, effective on the first day of the Offering, to purchase Common Shares on the last day of the Offering. The number of shares which a participant may purchase under the option during each Offering will be the quotient of the aggregate payroll deductions in the Offering authorized by the participant, and not withdrawn, divided by the applicable purchase price.

Purchase of Shares

A participant’s option to purchase Common Shares pursuant to the Purchase Plan will be automatically exercised on the last day of each applicable Offering. Before that date, a participant may terminate his or her participation in the Purchase Plan by providing written notice to the Company or its designated broker at least five days prior to the last day of the Offering. A participant who terminates his or her participation in the Purchase Plan during an Offering will receive a refund of his or her Purchase Plan contributions. If a participant fails to work at least twenty hours per week during an Offering, the participant shall be deemed to have terminated his or her participation in the Purchase Plan. A participant who sells Shares purchased through the Plan, will be automatically withdrawn from the current Purchase Period, and will not be eligible to participate in the next four Purchase Periods.

Other than terminating his or her participation in the Purchase Plan altogether, once an Offering begins, a participant may once increase and once decrease how much he or she has elected to contribute to the Purchase Plan during the Offering.

Transferability

Options under the Purchase Plan may not be assigned, transferred, pledged, or otherwise disposed of except by will or in accordance with the laws of descent and distribution.

Employment Termination

If a participant’s employment terminates for any reason, his or her payroll deductions or contributions will be refunded, and the participant will have up to thirty days to transfer Common Shares from the Purchase Plan to himself or herself, a designated beneficiary, or a broker. If the participant’s Common Shares are not so transferred, a share certificate will be issued and mailed to the participant.

Amendment or Termination of the Purchase Plan

The Company’s Board of Trustees may at any time amend or terminate the Purchase Plan, subject to shareholder approval to the extent the Administrator determines that such approval is appropriate, for example, to conform the Plan with Section 423 of the Code (currently, for example, the approval of the shareholders of the Company is required to increase the number of Common Shares authorized for purchase under the Purchase Plan or change the class of employees eligible to receive options under the Purchase Plan, other than to designate additional affiliates as eligible subsidiaries for the Purchase Plan).

Change in Company Capital Structure

If there is any change in the shares of the Company as a result if a merger, consolidation, reorganization, recapitalization, declaration of stock dividends, stock split, combination of shares, exchange of shares, change in corporate structure, or similar event, appropriate adjustments will be made to the class and number of shares that the Purchase Plan may issue the class and number of shares each participant may purchase, and the class and number of shares and the price per share under each outstanding purchase right.

Certain Federal Income Tax Consequences

No taxable income will be recognized by a participant until the sale or other disposition of the Common Shares acquired under the Purchase Plan. At that time, a participant generally will recognize ordinary income and capital gains. When the shares are disposed of by a participant two years or more after the beginning of the Offering in which the shares were purchased, he or she will recognize ordinary income equal to the lesser of (i) the excess of the Fair Market Value of the shares on the purchase date over the purchase price (the “Discount”) or (ii) the excess of the Fair Market Value of the shares at disposition over the purchase price. When shares are disposed of after less than two years (in what is known as a “disqualifying disposition”), the participant must recognize ordinary income in the amount of the Discount, even if the disposition is a gift or is at a loss. In the event of a participant’s death while owning shares acquired under the Purchase Plan, ordinary income must be recognized in the year of death as though the shares had been sold.

In the cases discussed above (other than death), the amount of ordinary income recognized by a participant is added to the purchase price paid by the participant, and this amount becomes the tax basis for determining the amount of the capital gain or loss from the disposition of the shares. Additional gain, if any, will be short-term or long-term capital gain depending on whether the holding period is 12 months or less, or more than 12 months.

Net capital gains from the disposition of capital stock held more than 12 months are currently taxed at a maximum federal income tax rate of 18% and net capital gains from the disposition of stock held not more than 12 months is taxed as ordinary income (maximum rate of 39.6%). However, limitations on itemized deductions and the phase-out of personal exemptions may result in effective marginal tax rates higher than 18% for net capital gains and 39.6% for ordinary income.

The Company is entitled to tax deductions for shares issued under the Purchase Plan only in the event of disqualifying dispositions. For disqualifying dispositions, the Company is allowed a deduction to the extent of the amount of ordinary income includable in gross income by such participant for the taxable year as a result of the premature disposition of the shares. The Purchase Plan will not meet the requirements in Section 162(m) of the Internal Revenue Code of 1986, which means that there will be no deductions for disqualifying dispositions by the Company’s Chief Executive Officer and four most highly paid other executive officers.

New Plan Benefits

Because the Purchase Plan involves voluntary employee-directed purchases of Common Shares, the Company cannot determine what purchases, if any, will occur in 2003 (or would have occurred in 2002), if the 2003 Plan receives shareholder approval at the Annual Meeting (or had been in effect in 2002).

Vote Required; Recommendation

The approval of a majority of the votes cast by holders of Common Shares in person or by proxy at the Annual Meeting is required to approve the adoption of The Acadia Realty Trust Employee Stock Purchase Plan. The Board of Trustees unanimously recommends that the shareholders vote FOR approval of The Acadia Realty Trust Employee Stock Purchase Plan.

INFORMATION ON THE BOARD OF TRUSTEES

Committees of the Board of Trustees

The Board’s Audit Committee (the “Audit Committee”) is empowered to review the scope and results of the audit by the Company’s independent auditors. The Audit Committee examines the accounting practices and methods of control and the manner of reporting financial results. These reviews and examinations include meetings with independent auditors, staff accountants and representatives of management. The results of the Committee’s examinations and the choice of the Company’s independent auditors are reported to the full Board of Trustees. The Audit Committee includes no officers or employees of the Company or its majority-owned subsidiary, Acadia Realty Limited Partnership, a Delaware limited partnership of which the Company serves as general partner (the “Operating Partnership”). Members of the Audit Committee during the last fiscal year were Messrs. Longua, White and, Wielansky. The Audit Committee’s functions are detailed in a written Audit Committee Charter adopted by the Board of Trustees during the fiscal year ended December 31, 2000. The Audit Committee held three meetings during the last fiscal year. See Report of the Audit Committee.

The Board’s Compensation Committee (the “Compensation Committee”) met once during the last fiscal year for the purpose of evaluating key officers’ salaries and bonuses. Members of the Compensation Committee during the last fiscal year were Messrs. Edelman and Levine. See Report of the Compensation and Share Option Plan Committees on Executive Compensation.

The Board’s Share Option Plan Committee (the “Share Option Plan Committee”) is responsible for administering the Company’s 1999 Share Incentive Plan and the 2003 Plan being presented for shareholder approval (together, the “ Share Incentive Plans”), including determining eligible participants, the number and terms of options granted and other matters pertaining to the Share Incentive Plans. The Trustees’ Plan is administered by the Board of Trustees. Members of the Share Option Plan Committee during the last fiscal year were Messrs. White and Longua. The Share Option Plan Committee did not have any meetings during the last fiscal year. See “Report of the Compensation and Share Option Plan Committees on Executive Compensation”.

Trustees’ Attendance at Meetings

The Board of Trustees held nine meetings during the last fiscal year. Three trustees attended all meetings, three trustees attended eight meetings and one trustee attended six meetings.

Trustees’ Fees

Each trustee who is not also an officer and full-time employee of the Company or the Operating Partnership receives an annual trustee fee in the amount of $20,000 plus a fee of $1,250 for each meeting of the Board of Trustees and $1,000 for each committee meeting attended. Trustees who are officers and full-time employees of the Company or the Operating Partnership receive no separate compensation for service as a trustee or committee member. Additionally, members of the Board of Trustees are reimbursed for travel and lodging expenses associated with attending meetings of the Board of Trustees and committees of the Board of Trustees. Additionally, pursuant to the Share Incentive Plans, non-employee trustees are entitled to automatic grants of options to purchase 1,000 Common Shares following the annual meeting of shareholders held during each year during which they serve as trustees, which options vest in five equal cumulative annual installments commencing on the date of grant. Pursuant to the 1999 Share Incentive Plan, options to purchase 5,000 Common Shares were granted to non-employee trustees on each of June 16, 1999 at an exercise price of $5.75 per Common Share, May 16, 2000 at an exercise price of $5.63 per Common Share, May 31, 2001 at an exercise price of $7.00 per Common Share and May 16, 2002 at an exercise price of $7.10 per Common Share.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Company’s authorized capital consists of 100,000,000 Common Shares. As of April 9, 2003, the Company had 25,548,946 Common Shares outstanding, which shares were held by 273 record holders. In addition, as of April 9, 2003, the Company had 2,906,303 units of limited partnership interest in the Operating Partnership (“OP Units”) outstanding.

The Company is not aware of any person or any group within the meaning of Section 13(d)(3) of the Exchange Act that is the beneficial owner of more than five percent of any class of the Company’s voting securities other than as set forth in the table below. The Company does not know of any arrangements at present, the operation of which may, at a subsequent date, result in a change in control of the Company.

The following table sets forth, as of April 9, 2003, certain information concerning the holdings of each person known to the Company to be beneficial owner of more than five percent (5%) of the Common Shares at April 9, 2003, and all Common Shares beneficially owned by each trustee, each nominee for trustee, each executive officer named in the Executive Compensation Summary table appearing elsewhere herein and by all trustees, and executive officers as a group. Each of the persons named below has sole voting power and sole investment power with respect to the shares set forth opposite his name, except as otherwise noted.

Beneficial Owners	Number of Common Shares Beneficially Owned		Percent of Class

Yale University (1)	8,421,759	(1)	32.96
The Board of Trustees of the
Leland Stanford Junior
University (2)	2,133,333		8.35
Harvard Private Capital
Realty, Inc. (3)	2,000,000	(4)	7.83
Marvin L. Slomowitz (5)	1,561,440	(6)	5.49
Five Arrows Realty Securities
LLC (7)	1,160,400	(8)	4.54
The Vanderbilt University (9)	1,346,647		5.27
Kenneth F. Bernstein (10)	1,201,480	(11)	4.22
Joel Braun (10)	137,639	(12)	*
Joseph Hogan (10)	77,819	(13)	*
Robert Masters (10)	117,721	(14)	*
Michael Nelsen (10)	—	(15)	*
Ross Dworman	1,587,245	(16)	5.58
Gregory A. White	66,029	(17)	*
Martin L. Edelman	2,000	(18)	*
Marvin J. Levine	2,000	(18)	*
Lawrence J. Longua	3,000	(19)	*
Lee S. Wielansky	6,200	(20)	*
All Executive Officers and
Trustees as a Group
(twelve persons)	3,236,133	(11,12,13,14,15,16,17,18,19,20)	11.42

(1) The business address of Yale University is c/o Yale University Investments Office, Real Estate, 230 Prospect Street, New Haven, CT 06511. In January 2002, the Board of Trustees permitted Yale University (“Yale”) to acquire 2,266,667 additional Common Shares by granting a conditional waiver of the provision in Acadia’s Declaration of Trust that prohibits ownership positions in excess of 4% of the Company. The waiver was limited to that particular transaction. Additionally, as a condition to approving the waiver, the Company and Yale have established a voting trust whereby all shares that Yale owns in excess of 30% of the Company’s outstanding Common Shares, will be voted in the same proportion as all other shares voted, excluding Yale.

(2) The business address of the Board of Trustees of the Leland Stanford Junior University is c/o Stanford Management Company, 2770 Sand Hill Road, Menlo Park, CA 94025.

(3) The business address of Harvard Private Capital Realty, Inc. is 600 Atlantic Avenue, Boston, MA 02210.

(4) Charlesbank Capital Partners, LLC (“Charlesbank”), a Massachusetts limited liability company, pursuant to an agreement among
Charlesbank, the President and Fellows of Harvard College and certain individuals, has sole power to direct the vote of these Common Shares and may be deemed the beneficial owner of these Common Shares. The business address of Charlesbank is 600 Atlantic Avenue, 26th Floor, Boston, MA 02210.

(5) The business address of Mr. Slomowitz is c/o Mark Development Company, 600 Third Avenue, Kingston, PA 18704.

(6) Includes 121,000 OP Units, which are immediately exchangeable into an equivalent number of Common Shares.

(7) The business address of Five Arrows Realty Securities LLC is c/o Rothschild Realty, Inc., 1251 Avenue of the Americas, 51st Floor, New York, NY 10020.

(8) Rothschild Realty Investors II L.L.C. (“Rothschild”), a Delaware limited liability company and sole managing member of Five Arrows Realty Securities L.L.C., may be deemed the beneficial owner of these Common Shares. The business address of Rothschild is c/o Rothschild Realty, Inc. 1251 Avenue of the Americas, 51st Floor, New York, NY 10020. Common Share ownership information has been obtained from a Schedule 13D filing as of March 21, 2003.

(9) The business address of the Vanderbilt University is 2100 West End Avenue, Suite 900, Nashville, TN 37203.

(10) The business address of each such person is c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, NY 10605.

(11) Reflects the Common Shares beneficially owned by Mr. Bernstein in his individual capacity and the Common Shares deemed to be beneficially owned by Mr. Bernstein. The Common Shares directly owned by Mr. Bernstein in his individual capacity consist of (i) 265,478 OP Units which are immediately exchangeable into a like number of Common Shares, (ii) 56,346 vested restricted Common Shares of a total of 76,284 restricted Common Shares issued to Mr. Bernstein in 2002, 2001 and 2000, (iii) 46,732Common Shares and (iv) 750,000 vested options issued pursuant to the 1999 Share Incentive Plan. The Common Shares deemed to be beneficially owned by Mr. Bernstein consist of 82,924 OP Units which are immediately exchangeable into a like number of Common Shares, which OP Units are beneficially held by Mr. Bernstein through his equity interests in various corporations, limited liability companies and limited partnerships which are the record holders of such OP Units.

(12) Represents 2,639 vested restricted Common Shares of a total of 4,223 restricted Common Shares issued to Mr. Braun in 2002 and 2001, and 135,000 vested options issued pursuant to the 1999 Share Incentive Plan.

(13) Represents 2,819 vested restricted Common Shares of a total of 3,833 restricted Common Shares issued to Mr. Hogan in 2002, 2001 and 2000, and 75,000 vested options issued pursuant to the 1999 Share Incentive Plan.

(14) Represents 7,667 Common Shares, 5,054 vested restricted Common Shares of a total of 6,554 restricted Common Shares issued to Mr. Masters in 2002, 2001 and 2000, and 105,000 vested options issued pursuant to the 1999 Share Incentive Plan.

(15) Mr. Nelsen was elected Sr. Vice President and Chief Financial Officer on March 7, 2003 simultaneous with the resignation of Perry Kamerman, the former Chief Financial Officer.

(16) Reflects the Common Shares beneficially owned by Mr. Dworman in his individual capacity, either, directly or indirectly, and the Common Shares deemed to be beneficially owned by Mr. Dworman. The Common Shares directly owned by Mr. Dworman in his individual capacity consist of (i) 157,467OP Units which are immediately exchangeable into a like number of Common Shares, (ii) 8,750 vested restricted Common Shares, of a total of 10,000 restricted Common Shares which were issued to Mr. Dworman in 2001 and 2000, (iii) 1,000,000 vested options issued pursuant to the 1999 Share Incentive Plan. The Common Shares deemed to be beneficially owned by Mr. Dworman consist of 421,028 OP Units which are immediately exchangeable into a like number of Common Shares, which OP Units are beneficially held by Mr. Dworman through his equity interests in various corporations, limited liability companies and limited partnerships which are the record holders of such OP Units.

(17) Represents 17,029 OP Units which are immediately exchangeable into an equivalent number of Common Shares and 32,000 Common Shares, all of which are owned by Mr. White’s wife, 15,000 Common Shares held in Mr. White’s children’s names, and 2,000 vested options issued pursuant to the 1999 Share Incentive Plan.

(18) Represents vested options issued pursuant to the 1999 Share Incentive Plan.

(19) Represents 1,000 Common Shares purchased by Mr. Longua on the open market and 2,000 vested options issued pursuant to the 1999 Share Incentive Plan.

(20) Represents 5,000 Common Shares purchased by Mr. Wielansky on the open market and 1,200 vested options issued pursuant to the 1999 Share Incentive Plan.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows for the fiscal years ended December 31, 2002, 2001 and 2000, the annual and long-term compensation paid and accrued by the Company to the Company’s Chief Executive Officer and to each of the four most highly compensated executive officers whose total annual compensation for fiscal year 2002 exceeded $100,000.

	Annual Compensation					Long-Term Compensation

	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Share Awards ($)(4)	Securities Underlying Options/ SARs(3)		LTIP Payouts ($)	All Other Compensation ($)(1)

Kenneth F. Bernstein	2002	$312,000	300,000	$-(2)	—	—		$—	$6,000
President and Chief	2001	300,000	137,575	-(2)	186,760	—		—	5,100
Executive Officer	2000	275,000	103,000	-(2)	125,074	250,000	(3)	—	5,100

Joel Braun	2002	187,200	125,000	-(2)	—	—		—	5,616
Senior Vice President —	2001	180,000	67,001	-(2)	13,588	25,000	(3)	—	5,100
Director of Acquisitions	2000	170,000	60,000	-(2)	12,144	10,000	(3)	—	4,500

Joseph Hogan	2002	197,600	80,000	-(2)	—	—		—	5,928
Senior Vice President —	2001	190,000	67,892	-(2)	9,660	15,000	(3)	—	5,100
Director of Construction	2000	180,000	70,000	-(2)	6,072	10,000	(3)	—	4,569

Robert Masters	2002	187,200	80,000	-(2)	—	—		—	6,000
Senior Vice President —	2001	180,000	50,522	-(2)	12,880	25,000	(3)	—	5,100
General Counsel	2000	170,000	50,530	-(2)	11,500	10,000	(3)	—	5,100

Perry Kamerman (5)	2002	187,200	78,750	-(2)	—	—		—	6,000
Senior Vice President —	2001	180,000	75,392	-(2)	9,660	25,000	(3)	—	5,100
Chief Financial Officer	2000	170,000	68,499	-(2)	7,895	10,000	(3)	—	5,100

(1) Represents contributions made by the Company to the account of the named executive officer under a 401(k) Plan.
(2) Did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for the named individual.
(3) Represents options granted under the Company’s 1999 Share Incentive Plan.
(4) In prior years, executives had the option to elect to receive up to 50% of their cash bonus, or a portion thereof, in Common Shares under the Restricted Share Bonus Program (defined below). Mr. Bernstein made such elections for $137,425 and $103,000 of his 2001 and 2000 bonuses, respectively, for which Common Shares were granted in January 2002 and 2001, respectively. Mr. Braun made such elections for $10,000 and $10,000 of his 2001 and 2000 bonuses for which Common Shares were granted in January 2002 and 2001, respectively. Mr. Hogan made such elections for $7,108 and $5,000 of his 2001 and 2000 bonuses, respectively, for which Common Shares were granted in January 2002 and 2001, respectively. Mr. Masters made such elections for $11,851 and $9,470 of his 2001 and 2000 bonuses, respectively, for which Common shares were granted in January 2002 and 2001, respectively. Mr. Kamerman made such elections for $7,108 and $6,500 of his 2001 and 2000 bonuses, respectively, for which Common Shares were granted in January 2002 and 2001, respectively. Under the restricted share bonus program, these executives were permitted to purchase Restricted Common Shares at a 25% discount to the average price for the preceding 20-days using amounts from their cash bonuses. At the present time, the Company has no additional capacity to grant Awards under the Company’s 1999 Share Incentive Plan. Accordingly, the Board of Trustees has deferred its decision with respect to additional bonuses, which may include one or more of the following: Restricted Shares, Options, Share Appreciation Rights and similar long-term compensation benefits, pending shareholder approval of Proposal 3.
(5) Mr. Kamerman resigned from the Company effective March 7, 2003.

Share Option Grants, Exercises and Holdings

No share options were granted during fiscal 2002.

2002 Fiscal Year End Option Values

			Number of Unexercised Options/SARs at Fiscal Year-End(2)		Value of Unexercised in-the-Money Options/SARs at Fiscal Year-End(3)

	Shares Acquired on Exercise

Name(1)		Value Realized	Exercisable/ Unexercisable		Exercisable/ Unexercisable

Kenneth F. Bernstein	—	—	666,667/	83,333	$236,667	/	$118,333
Joel Braun	—	—	126,667/	8,333	214,867	/	11,833
Joseph Hogan	—	—	70,000/	5,000	121,900	/	7,100
Robert Masters	—	—	96,667/	8,333	164,767	/	11,833
Perry Kamerman	—	—	166,667/	8,333	281,667	/	11,833

(1) See Summary Compensation Table for title of the persons named above.
(2) Represents options granted under the 1999 Share Incentive Plan. With the exception of 10,000 options issued to each of Messrs. Hogan, Kamerman, Braun and Masters, all of which vested 100% at the date of grant, one-third of the remaining options vested as of the grant and one-third on each anniversary thereafter. Mr. Kamerman exercised all 175,000 of his options on January 13, 2003 at exercise prices of $5.75, $5.00 and $6.00 per common share for 140,000, 10,000 and 25,000 options, respectively.
(3) Based on a closing price of $7.42 for the underlying Common Shares as of December 31, 2002.

Employment Contracts, Severance Agreements and Change in Control Arrangements.

The Company’s only employment contracts are with Messrs. Bernstein, Nelsen and Dworman. The Company also has severance agreements in place with its Senior Vice Presidents. These contracts and agreements are described below:

Employment Contracts

Kenneth F. Bernstein

In August of 1998, the Company entered into an employment agreement with Kenneth F. Bernstein, pursuant to which Mr. Bernstein served as President. Under the employment agreement, Mr. Bernstein was compensated at the rate of $250,000 per year, subject to an annual review and upward adjustment by the Compensation Committee. The employment agreement provides for a three-year term, is renewable for successive daily periods, and is subject to termination in accordance with the terms and conditions of such agreement. In January 2000, the Compensation Committee increased Mr. Bernstein’s annual base compensation by 10% to $275,000 for the calendar year ending December 31, 2000. Effective as of January 1, 2001, Mr. Bernstein was appointed to the additional position of Chief Executive Officer of the Company. In connection with Mr. Bernstein’s appointment to the position of Chief Executive Officer, the terms of his employment agreement were amended. Under the amended terms of his employment agreement, Mr. Bernstein’s annual compensation was increased to $300,000 per year. In January 2002, the Compensation Committee increased Mr. Bernstein’s annual base compensation by 4% to $312,000 for the calendar year ending December 31, 2002. Each year during the term of Mr. Bernstein’s employment commencing with the calendar year ending December 31, 1999, the Compensation Committee will consider Mr. Bernstein for an incentive bonus (to be determined by the Compensation Committee) and discretionary bonuses or options to purchase Common Shares as the Board of Trustees, the Share Option Plan Committee or the Compensation Committee may approve. The Compensation Committee awarded a bonus of $250,000 to Mr. Bernstein for the calendar year ended December 31, 1999. Mr. Bernstein elected to receive $120,000 of this bonus in Common Shares under the Restricted Share Bonus Program and the remainder in cash. Therefore, in January 2000, the Company issued to Mr. Bernstein Common Shares with a value at the time of issuance of $124,469 and in March 2000, Mr. Bernstein received $130,000, in cash. The Compensation Committee awarded a bonus of $206,000 to Mr. Bernstein for the calendar year ended December 31, 2000. Mr. Bernstein elected to receive $103,000 of this bonus in Common Shares under the Restricted Share Bonus Program and the remainder in cash. Therefore, in January 2001, the Company issued to Mr. Bernstein Common Shares with a value at the time of issuance of $125,074 and received $103,000, in cash. The Compensation Committee awarded a bonus of $275,000 to Mr. Bernstein for the calendar year ended December 31, 2001. Mr. Bernstein elected to receive $137,425 of this bonus in Common Shares under the Restricted Share Bonus Program and the remainder in cash. Therefore, in January 2002, the Company issued to Mr. Bernstein Common Shares with a value at the time of issuance of $186,760 and Mr. Bernstein received $137,575, in cash. For the calendar year ended December 31, 2002, the Compensation Committee awarded Mr. Bernstein a bonus of $300,000.

Under the employment agreement, Mr. Bernstein received options to purchase an aggregate of 500,000 Common Shares, exercisable at $7.50 per share, which options have fully vested. In addition, under the 1999 Share Incentive Plan, Mr. Bernstein was issued, effective as of January 1, 2001, options to purchase an additional 250,000 Common Shares, exercisable at $6.00 per share, which options vest equally over three years with one-third immediately vested as of the award date, and one-third on each anniversary thereafter. The options are subject to customary antidilution provisions. The terms of the options may be modified by the terms of any share option plan adopted by the Company.

The employment agreement also provides for an annual car allowance plus insurance costs for Mr. Bernstein to be maintained by the Company. Mr. Bernstein is also entitled to participate in all benefit plans, health insurance, disability, retirement and incentive compensation plans generally available to the Company’s executives, and is subject to certain non- competition and confidentiality requirements.

The employment agreement provides for certain termination or severance payments to be made by the Company to Mr. Bernstein in the event of his termination of employment as the result of his death, disability, discharge with or without Cause (as defined therein), his resignation or a termination by Mr. Bernstein for good reason, including, a Change of Control (as defined therein) of the Company. If Mr. Bernstein’s employment is terminated either because he is discharged without cause or due to a termination by Mr. Bernstein for good reason, including, a Change of Control, the Company will be required to make a lump sum payment equal to among other things, unpaid salary and bonus, and unpaid severance salary and bonus, each paid in accordance with the terms and conditions of such agreement.

Michael Nelsen

Mr. Nelsen was elected Sr. Vice President and Chief Financial Officer on March 7, 2003 simultaneously with the resignation of Perry Kamerman, the former Chief Financial Officer. The Company has entered into an employment agreement with Mr. Nelsen, pursuant to which Mr. Nelsen is to be compensated at the rate of $200,000 per year. He is also entitled to a minimum cash bonus of $75,000, prorated for a partial year in 2003, payable after December 31, 2003. In addition, Mr. Nelsen is entitled to participate in the Company’s long-term compensation plan, which is subject to shareholder approval under Proposal 3. His proposed compensation under this plan is $75,000, prorated for a partial year in 2003.

Mr. Nelsen’s employment may be terminated at any time by him or the Company. The employment agreement provides for certain termination or severance payments to be made by the Company to Mr. Nelsen in the event of his termination of employment as the result of his death, disability, discharge with or without Cause (as defined therein), his resignation or a termination by Mr. Nelsen for good reason, including, a Change of Control (as defined therein) of the Company. If Mr. Nelsen’s employment is terminated either because he is discharged without Cause or due to a termination by Mr. Nelsen for good reason, including, a Change of Control, the Company will be required to make a lump sum payment equal to among other things, unpaid salary and bonus, and unpaid severance salary and bonus, each paid in accordance with the terms and conditions of his agreement.

Ross Dworman

As of August 1, 2002, Ross Dworman entered into a new employment agreement with the Company whereby he is entitled to receive an annual salary of $240,000, inclusive of all benefits and perquisites. The term of the agreement is for one year and may be renewed or extended at the discretion of the Board.

Severance Arrangements

The severance agreements with the Senior Vice Presidents provide for certain termination or severance payments to be made by the Company to the executive in the event of his termination of employment as the result of his death, disability, discharge with or without Cause (as defined therein), his resignation or a termination by the executive for good reason, including, a Change of Control (as defined therein) of the Company. If the executive’s employment is terminated either because he is discharged without cause or due to a termination by the executive for good reason, including, a Change of Control, the Company will be required to make a lump sum payment equal to among other things, unpaid salary and bonus, and unpaid severance salary and bonus, each paid in accordance with the terms and conditions of such agreements.

Mr. Kamerman was paid $211,920 following his resignation on March 7, 2003 pursuant to his severance agreement.

Employee Benefit Plans

The Company provides a variety of medical, dental, vision, life, disability and accidental death and dismemberment insurance policies that are generally available to all of its full-time employees. The Company also provides a contributory 401(k) savings plan to employees of the Company.

REPORT OF THE COMPENSATION AND SHARE OPTION PLAN
COMMITTEES ON EXECUTIVE COMPENSATION

The Compensation Committee, composed of outside trustees of the Board of Trustees, reviews the performance of the Company’s executive personnel and develops and makes recommendations to the Board of Trustees with respect to executive compensation policies, including the awarding of appropriate bonuses. The Share Option Plan Committee, composed of outside trustees of the Board of Trustees, is empowered by the Board of Trustees to recommend to the Board of Trustees those executive officers to whom share options and restricted share awards should be granted and the number of common shares to which such options and awards should be subject.

Each committee has access to independent compensation data and is authorized, if determined appropriate in any particular case, to engage outside compensation consultants.

The objectives of each committee are to support the achievement of desired Company performance, to provide compensation and benefits that will attract and retain superior talent and reward performance and to fix a portion of compensation to the outcome of corporate performance.

The executive compensation program is generally comprised of base salary, discretionary performance bonuses and long-term incentives in the form of share options and restricted share awards. The compensation program also includes various benefits, including health insurance plans and programs and pension and profit sharing and retirement plans in which substantially all of the Company’s employees participate.

Base salary levels for the Company’s executive officers are competitively set relative to salaries of officers of companies comparable in business, size and location. In each instance, base salary takes into account individual experience and performance specific to the Company.

The Compensation Committee is empowered to approve the payment of cash performance bonuses to employees, including executive officers, of the Company. Performance bonuses are paid based upon the degree of achievement of a specified earnings goal. The amount of the target bonus is determined by each employee’s level of responsibility and material contributions to the success of the Company. In 1999, the Compensation Committee recommended the payment of an aggregate of $1,023,800 in bonuses of which $215,000 was paid in 1999 and $808,800 in 2000. In addition, in 1999, the Compensation Committee authorized the issuance of options to purchase 50,000 Common Shares, exercisable at $5.00 per share, which options vested immediately. In 2000, the Compensation Committee approved the payment of an aggregate of $1,406,300 in bonuses of which $281,500 was paid in 2000 and $1,124,800 in 2001. Additionally, in 2001, the Compensation Committee authorized the issuance of options to purchase 465,000 Common Shares, exercisable at $6.00 per share, which options vest equally over three years with one-third immediately vested as of the award date and one-third on each anniversary thereafter. In 2001, the Compensation Committee approved the payment of an aggregate of $1,223,500 in bonuses of which $171,100 was paid in 2001 and $1,052,400 in 2002. In 2002, the Compensation Committee approved the payment of an aggregate of $1,167,000 in bonuses of which $147,000 was paid in 2002 and $1,020,000 in 2003.

In order to encourage executives, who have been awarded bonuses, to elect to receive restricted Common Shares rather than cash, the Board of Trustees authorized the executives to elect to receive up to 50% of their bonuses in restricted Common Shares priced at 80% of the 20-day average of the Common Share price on the open market as of the end of the preceding calendar year. These Common Shares vest equally over three years with 25% immediately vested as of the award date, and 25% on each anniversary thereafter. However, the dividends on all shares, both vested and unvested, are paid to the recipient.

The Board of Trustees believes that employee equity ownership provides significant additional motivation to executive officers to maximize value for the Company’s shareholders and, therefore, has authorized the Share Option Plan Committee to periodically recommend to the Board of Trustees grants of share options and restricted share awards to the Company’s employees, including executive officers. Share options are granted typically at prevailing market price and, therefore, will only have value if the Company’s share price increases over the exercise price. The Share Option Plan Committee believes that the grant of share options and restricted share awards provides a long term incentive to such persons to contribute to the growth of the Company and establishes a direct link between compensation and shareholder return, measured by the same index used by shareholders to measure Company performance. The terms of options and restricted share awards granted by the Board of Trustees, including vesting, exercisability and term, are determined by the Share Option Plan Committee, subject to requirements imposed by the plans under which such options and awards may be granted, based upon relative position and responsibilities of each executive officer, historical and expected contributions of each officer to the Company, previous option grants to executive officers and a review of competitive equity compensation for executive officers of similar rank in companies that are comparable to the Company’s industry, geographic location and size. For information regarding recent options granted to the Company’s executive officers, reference is made to the tables set forth in the Proxy Statement under the caption “Executive Compensation”.

The Compensation Committee is aware that a recent amendment to the Internal Revenue Code of 1986 treats certain elements of executive compensation in excess of $1.0 million a year as an expense not deductible by the Company for federal income tax purposes. Currently, no executive officer’s compensation, as determined in accordance with these regulations, exceeds the $1.0 million cap. Accordingly, the Compensation Committee has not yet established a policy that would address compensation to the Company’s executive officers in light of the cap.

Compensation Committee

Martin L. Edelman
Marvin J. Levine

Share Option Plan Committee

Lawrence J. Longua
Gregory A. White

AUDIT COMPENSATION INFORMATION

Audit Fees

The aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of the Company’s financial statements as included in the Company’s Form 10-K and reviews of the financial statements as included in the Company’s Form 10Qs, were $193,000 and $180,000 for the years ended December 31, 2002 and 2001, respectively.

Audit-Related Fees

There were no additional fees billed for services rendered by Ernst & Young LLP relating to the audit or reviews of the Company’s financial statements for the years ended December 31, 2002 and 2001.

Tax Fees

The aggregate fees billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning were $493,000 and $266,000 for the years ended December 31, 2002 and 2001, respectively.

All Other Fees

There were no additional fees billed for services rendered by Ernst & Young LLP for services other than those specified in the captions entitled Audit Fees, Audit-Related Fees and Tax Fees as set forth above.

REPORT OF THE AUDIT COMMITTEE

The following report does not constitute soliciting materials and is not considered filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless stated otherwise. The Board of Trustees has previously adopted an Audit Committee Charter that may be found in the Company’s 2002 annual proxy materials.

The Audit Committee presently consists of the following members of the Company’s Board of Trustees: Messrs. Longua, White and, Wielansky. Messrs. Longua, White and Wielansky are independent as defined under the listing standards of the New York Stock Exchange.

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2002 with the Company’s management. The Audit Committee has discussed with Ernst & Young LLP, the Company’s auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee has also received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of Ernst & Young LLP with that firm.

The Audit Committee has considered whether the other fees billed for professional services rendered by Ernst & Young LLP are compatible with maintaining the principal accountant’s independence.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

LAWRENCE J. LONGUA
GREGORY A. WHITE
LEE S. WIELANSKY, CHAIRMAN

SHARE PRICE PERFORMANCE GRAPH

The following graph compares the cumulative total shareholder return for the Common Shares for the period commencing December 31, 1997 through December 31, 2002 with the cumulative total return on the Standard & Poor’s 500 Stock Index (the “S&P 500”), and the Morgan Stanley REIT Index (the “Index”) over the same period. Total return values for the S&P 500, the Index and the Common Shares were calculated based upon cumulative total return assuming the investment of $100 in each of the S&P 500, the Index and the Common Shares on December 31, 1997, and assuming reinvestment of such dividends. The shareholder return as set forth in the below is not necessarily indicative of future performance.

Comparison of 5 Year Cumulative Total Return* among Acadia Realty Trust, the S&P 500 Index and the Morgan Stanley REIT Index

Total Return Performance

[GRAPHIC OMITTED]

	Period Ending

Index	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02

Acadia Realty Trust	100.00	58.33	56.47	74.74	90.99	114.12
S&P 500	100.00	128.55	155.60	141.42	124.63	96.95
Morgan Stanley REIT Index	100.00	83.10	79.31	100.58	113.49	117.62

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RDC Transaction

On August 12, 1998, the Company completed a major reorganization (“RDC Transaction”) in which it acquired twelve shopping centers, five multi-family properties and a 49% interest in one shopping center along with certain third party management contracts and promissory notes from real estate investment partnerships (“RDC Funds”) managed by affiliates of RD Capital, Inc. In exchange for these and a cash investment of $100 million, the Company issued 11.1 million OP Units and 15.3 million Common Shares to the RDC Funds. After giving effect to the conversion of OP Units, which are generally exchangeable for Common Shares on a one-for-one basis, the RDC Funds beneficially owned 72% of the Common Shares as of the closing of the RDC Transaction. The Company was also obligated to issue OP Units and cash valued at $2.8 million upon the commencement of rental payments from a designated tenant at one of the acquired properties. In February 2003, Mr. Dworman received 34,841 of these OP Units through various affiliated entities.

In March 2000, the RDC Funds, in accordance with their respective partnership agreements (the “RDC Fund Partnership Agreements”), distributed to their respective limited partners the Common Shares that had been issued to the RDC Funds in connection with the RDC Transaction. Pursuant to a registration and lock-up agreement, dated as of the date of the RDC Transaction (the “Registration Agreement”), in March 2000, the Company filed a registration statement with the Securities and Exchange Commission to permit the resale of such Common Shares, which registration statement was declared effective in March 2000. Pursuant to the RDC Fund Partnership Agreements and the Registration Agreement, such limited partners had agreed to certain restrictions on the sale of such Common Shares by such limited partners which expired December 28, 2000.

Future Equity Offerings

In connection with the RDC Transaction, the Company agreed that following the Closing, if the Board of Trustees determines, in the exercise of its duties, to engage in an offering of preferred stock convertible into Common Shares, then, upon commencement of any such offering, the Company would use commercially reasonable efforts to provide a right of first preference to those partners of the RDC Funds who are equity owners of the RDC Funds on the date of the Closing and who have made capital contributions to permit the RDC Funds to meet their obligations to make certain cash investment at the Closing, to purchase such convertible preferred stock, on terms and conditions which will be identical to the offer and sale of any preferred stock to investors other than such partners, provided that any such rights of first preference would be made only and if to the extent permitted by applicable federal, state and securities laws and that the terms of any such rights of first preference would only be in a manner determined fair and equitable to the Company.

Certain Agreements and Payments in Connection with the Sale of Properties Acquired in the RDC Transaction

In connection with the RDC Transaction, the Company agreed that for a period of five years following the closing of the RDC Transaction that it would be prohibited from the selling, transferring or otherwise disposing of the properties contributed in connection with the RDC Transaction unless either (i) the transaction was structured to defer the recognition of gain for Federal income tax purposes or (ii) the Company were to make a payment to the partners of the RDC Funds that contributed such property of an amount equal to the tax which the partners would be obligated to pay upon the sale, together with a gross-up to cover the taxes imposed on the receipt of such tax payment. During December 2000, the Company closed on the sale of a 71% condominium interest in the Abington Towne Center to the Target Corporation. As a result, the Company paid the partners of such RDC Funds $643,000 for the tax liability in 2001. $251,000 of the payment was paid to Messrs. Dworman and Bernstein, or entities they own.

Other

The Company currently manages one property in which a shareholder of the Company has an ownership interest for which the Company earns a management fee of 3% of tenant collections. In each of 2001 and 2000, the Company terminated contracts to manage a property owned by related parties that earned fees of 3.25% and 3.5% of tenant collections, respectively. Management fees earned by the Company under these contracts aggregated $229,000, $391,000 and $853,000 for the years ended December 31, 2002, 2001 and 2000 respectively.

On May 15, 2001, the Company redeemed 680,667 Common OP Units in connection with the sale of its interest in the Marley Run Apartments. Messrs. Dworman and Bernstein owned a total of 13,600 of these redeemed Common OP Units through various affiliated entities.

Included in the Common OP Units converted to Common Shares during 2002, were 5,000 Common OP Units converted by Mr. Dworman who then transferred them to a private charitable foundation in accordance with a pre-existing arrangement.

On December 20, 2001, the Company commenced a “modified Dutch Auction” tender offer (the “Tender Offer”) to repurchase up to 4,784,615, or 14% of its outstanding Common Shares and Common OP Units (collectively, “Shares”). Under the terms of the Tender Offer, the Company invited shareholders to tender their Shares at a minimum price of $6.05 and a maximum of $6.50. Upon receiving all tendered Shares, the Company would select the lowest price (the “Purchase Price”) that would permit it to purchase the 4,784,615 Shares. All Shares purchased by the Company would be at a single price, even if tendered below the Purchase Price. Separate from the Tender Offer, the Company also agreed to purchase 600,000 Shares from Mr. Dworman at the Purchase Price determined through the Tender Offer. This agreement was subsequently cancelled and Mr. Dworman participated in the Tender Offer, which was expanded by 600,000 Shares. Upon completion of the Tender Offer in February 2002, the Company purchased 5,523,974 Shares, comprised of 4,136,321 Common Shares and 1,387,653 Common OP Units, at a Purchase Price of $6.05. This included 139,359 Shares purchased pursuant to its right to purchase up to an additional 2% of its Common Shares outstanding. The aggregate purchase price paid for the 5,523,974 Shares was $33.4 million. In connection with the Tender Offer, Mr. Dworman tendered and sold 492,271 Common OP Units and 107,729 Common Shares.

In February 2002, the Board of Trustees voted to permit Yale University (“Yale”) to acquire 2,266,667 additional Common Shares by granting a conditional waiver of the provision in the Company’s Declaration of Trust that prohibits ownership positions in excess of 4% of the Company. The waiver was limited to this particular transaction. Following this, Yale owned 8,421,759 Common Shares, or 34% of The Company’s outstanding Common Shares.

Additionally, as a condition to approving the waiver, Yale agreed to establish a voting trust whereby all shares owned by Yale University in excess of 30% of the Company’s outstanding Common Shares, will be voted in the same proportion as all other shares voted, excluding Yale.

During 2002, Marvin J. Levine and other members of his law firms rendered legal services to the Company.

Paul, Hastings, Janofsky & Walker LLP, a New York City law firm of which Martin L. Edelman is Of Counsel, provided legal services during 2002 and has been counsel to the Company since August 1998.

ANNUAL SHAREHOLDERS REPORT

A copy of the Company’s Annual Report to Shareholders is being provided to each shareholder of the Company along with this Proxy Statement. Upon written request of any record or beneficial owner of Common Shares of the Company whose proxy was solicited in connection with the Annual Meeting, the Company will furnish such owner, without charge, a copy of its Annual Report on Form 10-K for the year ended December 31, 2002. A request for a copy of such Annual Report on Form 10-K should be made in writing, addressed to Acadia Realty Trust, 20 Soundview Marketplace, Port Washington, New York 11050, (516) 767- 8830, Attention: Robert Masters.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Trustees does not know of any matters to be presented at the Annual Meeting other than those specifically set forth in the Notice of Annual Meeting of Shareholders. If other proper matters, however, should come before the Annual Meeting or any adjournment thereof, the persons named in the enclosed proxy intend to vote the shares represented by them in accordance with their best judgment in respect to any such matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and trustees and persons who own more than ten percent of the Common Shares (collectively, the Reporting Persons) to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based on the Company’s review of the copies of these reports received by it, the Company has determined that all reports were timely filed.

SUBMISSION OF SHAREHOLDER PROPOSALS

All proposals of any shareholder of the Company which the holder desires be presented at the next annual meeting of Shareholders and be included in the proxy statement and form of proxy prepared for that meeting must be received by the Company at its principal executive offices no later than 5:00 PM EST on January 4, 2004. All such proposals must be submitted in writing to the Secretary of the Company at the address appearing on the notice accompanying this proxy statement.

By order of the Board of Trustees,

/s/ Robert Masters

Robert Masters, Secretary

APPENDIX A

ACADIA REALTY TRUST

2003 SHARE INCENTIVE PLAN

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TABLE OF CONTENTS
(continued)

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TABLE OF CONTENTS
(continued)

-iii-

ACADIA REALTY TRUST
2003 SHARE INCENTIVE PLAN

     1.     Purpose.

             The purpose of this Plan is to strengthen Acadia Realty Trust (the “Company”) by providing an incentive to its officers, employees, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company’s business enterprise. It is intended that this purpose be achieved by extending to officers, employees, consultants and directors of the Company and its subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Share Options, Nonqualified Share Options, Share Appreciation Rights, Restricted Shares, Performance Units and Performance Shares (as each term is hereinafter defined).

     2.     Definitions.

             For purposes of the Plan:

             2.1      “Agreement” means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

             2.2      “Award” means a grant of Restricted Shares, a Share Appreciation Rights, a Performance Award or any or all of them.

             2.3      “Board” means the Board of Trustees of the Company.

             2.4      “Cause” means, unless otherwise defined in the Agreement evidencing a particular Award or an employment agreement between the Company and the individual, an individual’s (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries thereof which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit, (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses), or (v) the commission of an act of fraud or intentional misappropriation or conversion of assets or opportunities of the Company or any Subsidiary.

             2.5      “Change in Capitalization” means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, share dividend, share split or reverse share split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

             2.6      A “Change in Control” shall mean the occurrence during the term of the Plan of:

                       (a)     An acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act) immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a “Non-Control Acquisition” (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by an employee benefit plan (or a trust forming a part thereof) maintained by the Company or any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a “Subsidiary”), the Company or its Subsidiaries, or any Person in connection with a “Non-Control Transaction” (as hereinafter defined).

                       (b)     The individuals who, as of January 1, 2003, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company’s common shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                       (c)     Approval by shareholders of the Company of:

                                 (i)     A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a “Non-Control Transaction.” A “Non-Control Transaction” shall mean a merger, consolidation or reorganization of the Company where:

                                         (A)     the shareholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                                         (B)     the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

                                         (C)     no Person other than (i) the Company, (ii) any Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities.

                                 (ii)     A complete liquidation or dissolution of the Company; or

                                 (iii)    A definitive agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

                  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons. If a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, the Board shall take action to either (i) affirm the permitted amount of then outstanding Voting Securities or (ii) adjust such number, before a Change in Control shall occur.

             2.7     “Code” means the Internal Revenue Code of 1986, as amended.

             2.8     “Committee” means a committee as described in Section 3.1 consisting of at least two (2) nonemployee trustees within the meaning of Rule 16b-3 under the Exchange Act appointed by the Board to administer the Plan and to perform the functions set forth herein.

             2.9      “Company” means Acadia Realty Trust.

             2.10    “Disability” means a physical or mental infirmity which impairs the Optionee’s ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

             2.11    “Discretionary Option” means an Option granted pursuant to Section 6.
     2.12 “Dividend Equivalent Right” means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

             2.13    “Division” means any of the operating units or divisions of the Company designated as a Division by the Committee.

             2.14    “Eligible Individual” means any officer, employee, consultant or director of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

             2.15    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

             2.16    “Fair Market Value” on any date means the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Share Option, in accordance with Section 422 of the Code.

             2.17    “Fully Diluted Shares” means all Shares and any operating partnership units convertible into Shares.

             2.18    “Grantee” means a person to whom an Award has been granted under the Plan.

             2.19    “Incentive Share Option” means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Share Option.

             2.20    “Nonemployee Trustee” means a trustee of the Company who is not an employee of the Company or any Subsidiary.

             2.21    “Nonqualified Share Option” means an Option which is not an Incentive Share Option.

             2.22    “Option” means an Discretionary Option, a Trustee Option, or either or both of them.

             2.23    “Optionee” means a person to whom an Option has been granted under the Plan.

             2.24    “Parent” means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

             2.25    “Performance Awards” means Performance Units, Performance Shares or either or both of them.

             2.26    “Performance Cycle” means the time period specified by the Committee at the time a Performance Award is granted during which the performance of the Company, a Subsidiary or a Division will be measured.

             2.27    “Performance Shares” means Shares issued or transferred to an Eligible Individual under Section 10.3.

             2.28    “Performance Unit” means Performance Units granted to an Eligible Individual under Section 10.2.

             2.29    “Plan” means the Acadia Realty Trust 2003 Share Incentive Plan.

             2.30    “Pooling Transaction” means an acquisition of the Company in a transaction which is intended to be treated as a “pooling of interests” under generally accepted accounting principles.

             2.31    “Restricted Shares” means Shares issued or transferred to an Eligible Individual pursuant to Section 9.

             2.32    “Shares” means the shares of beneficial interest in the Company.

             2.33    “Share Appreciation Right” (SAR) means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 8 hereof.

             2.34    “Subsidiary” means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

             2.35    “Successor Corporation” means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a share option in a transaction to which Section 424(a) of the Code applies.

             2.36    “Ten-Percent Shareholder” means an Eligible Individual, who, at the time an Incentive Share Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of shares of the Company, or of a Parent or a Subsidiary.

             2.37    “Trustee Option” means an Option granted pursuant to Section 5.

     3.     Administration.

             3.1     The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not less than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members shall be as fully effective as if made by a majority vote at a meeting duly called and held. Following the time that any securities of the Company are required to be registered under Section 12 of the Exchange Act, each member of the Committee shall be a nonemployee trustee within the meaning of Rule 16b-3 promulgated under the Exchange Act. To the extent compliance with Section 162(m) of the Code is desired, such Committee members shall also qualify as “outside directors” within the meaning of Section 162(m)(4)(C) and the regulations thereunder. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the

Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

             3.2     Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

             (a)     determine those Eligible Individuals to whom Discretionary Options shall be granted under the Plan and the number of Incentive Share Options and/or Nonqualified Share Options to be granted to each Eligible Individual and to prescribe the terms and conditions (which need not be identical) of each Discretionary Option, including the purchase price per Share subject to each Discretionary Option, make any amendment or modification to any Agreement consistent with the terms of the Plan and accelerate the vesting or lapse of restrictions with respect to Options and Awards; and

             (b)     select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Share Appreciation Rights, Performance Units, Performance Shares, and/or Shares of Restricted Share to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or performance criteria relating to such Units or Shares, the maximum value of each Performance Unit and Performance Share and make any amendment or modification to any Agreement consistent with the terms of the Plan.

             3.3     Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

             (a)     to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective and comply with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

             (b)     to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

             (c)     to determine on an individual basis whether a change in status from or to employee, director or consultant constitutes a termination of employment or service for purposes of the Plan;

             (d)     to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan;

             (e)     generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan; and

             (f)     to provide for the limited transferability of Options to certain family members, family trusts or family partnerships of Optionees.

     4.     Share Subject to the Plan.

             4.1     Aggregate Limit. With respect to calendar year 2003, the maximum number of Shares that may be issued pursuant to Options and Awards granted under the Plan shall be the total of (i) four (4%) percent of the number of Fully Diluted Shares that were outstanding as of December 31, 1998 (rounded downward if necessary to eliminate fractional shares). Thereafter, at any given time, the maximum number of Shares that may be issued pursuant to Options and Awards granted under the Plan shall be the total of (i) four (4%) percent of the number of Fully Diluted Shares that were outstanding as of the end of the immediately preceding calendar year (rounded downward if necessary to eliminate fractional shares), minus (ii) the number of Shares subject to Options and Awards which were granted under the Plan through the last day of the immediately preceding calendar year, plus (iii) as of the last day of the immediately preceding calendar year, the number of shares with respect to which previously granted Options and Awards have expired. In addition to the foregoing, in no event may the total number of Shares covered by outstanding Incentive Share Options granted under the Plan, plus the number of Shares issued pursuant to the exercise of Incentive Share Options whenever granted under the Plan, exceed 1,000,000] Shares.

             4.2     The maximum number of Shares that may be made the subject of Options and Awards granted to any Eligible Individual during the term of the Plan or any calendar year may not exceed 1,000,000 Shares. Upon a Change in Capitalization the maximum number of Shares which may be made the subject of Options or Awards granted under the Plan, the number of Shares which may be granted to any Eligible Individual and the number of Shares which may be issued pursuant to the exercise of Incentive Share Options shall be adjusted in number and kind pursuant to Section 12. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company’s treasury, or partly out of each, such number of Shares as shall be determined by the Board, but no less than the number of Shares subject to outstanding Options or Awards.

             4.3     Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

     5.     Option Grants for Nonemployee Trustees.

             5.1     Grant. Trustee Options shall be granted to each Nonemployee Trustee on the first business day following the Company’s Annual Meeting of Shareholders in each year that the Plan is in effect, beginning with 2003. Each Trustee Option granted shall be in respect of 1,000 Shares less the number of Shares (if any) subject to any Option granted to the Trustee for the same year pursuant to Section 5.1 of the Company’s 1999 Share Incentive Plan. The purchase price of each Trustee Option shall be as provided in Section 5.2 and such Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board.

             5.2     Purchase Price. The purchase price for Shares under each Trustee Option shall be the amount determined by the Board, but shall not be less than 100% of the Fair Market Value of such Shares on the date immediately preceding the date of grant.

             5.3     Vesting. Subject to Sections 5.4 and 7.5, each Trustee Option shall become exercisable with respect to twenty (20%) percent of the Shares subject thereto effective immediately as of the grant date and shall become exercisable with respect to an additional twenty (20%) percent of the Shares subject thereto effective as of each of the first, second, third and fourth anniversaries of the grant date; provided, however, that the Optionee continues to serve as a Trustee as of such dates. If an Optionee ceases to serve as a Trustee for any reason, the Optionee shall have no rights with respect to that portion of a Trustee Option which has not then vested pursuant to the preceding sentence and the Optionee shall automatically forfeit that portion of the Trustee Option which remains unvested.

             5.4     Duration. Each Trustee Option shall terminate on the date which is the tenth anniversary of the grant date, unless terminated earlier as follows:

             (a)     If an Optionee’s service as a Trustee terminates for any reason other than Disability, death or Cause, the Optionee may for a period of three (3) months after such termination exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date the Optionee’s service as a Trustee terminated, after which time the Option shall automatically terminate in full.

             (b)     If an Optionee’s service as a Trustee terminates by reason of the Optionee’s resignation or removal from the Board due to Disability, the Optionee may, for a period of one (1) year after such termination, exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable, as of the date the Optionee’s service as Trustee terminated, after which time the Option shall automatically terminate in full.

             (c)     If an Optionee’s service as a Trustee terminates for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

             (d)     If an Optionee dies while a Trustee or within three (3) months after termination of service as a Trustee as described in clause (a) of this Section 5.4 or within twelve (12) months after termination of service as a Trustee as described in clause (b) of this Section 5.4, the Option granted to the Optionee may be exercised at any time within twelve (12) months after the Optionee’s death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; provided, however, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination of the Optionee’s services as a Trustee.

     6.     Discretionary Option Grants for Eligible Individuals.

             6.1     Authority of Committee. Subject to the provisions of the Plan and to Sections 4.1 and 4.2 above, the Committee shall have full and final authority to select those Eligible Individuals who will receive Discretionary Options, the terms and conditions of which shall be set forth in an Agreement; provided, however, that no person shall receive any Incentive Share Options unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Share Option is granted. The aggregate Fair Market Value (determined as of the date of grant of an Incentive Share Option) of the Shares with respect to which Incentive Share Options granted under this Plan and all other option plans of the Company, any Parent and any Subsidiary become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000. Any such Options granted in excess of the $100,000 limitation shall be deemed to be Nonqualified Share Options.

             6.2     Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Discretionary Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Share Option granted to a Ten-Percent Shareholder).

             6.3     Maximum Duration. Discretionary Options granted hereunder shall be for such term as the Committee shall determine, provided that an Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Share Option granted to a Ten-Percent Shareholder). The Committee may, subsequent to the granting of any Discretionary Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

             6.4      Vesting. Subject to Section 7.5 hereof, each Discretionary Option shall vest and become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement.

             6.5     Modification or Substitution. The Committee may, in its discretion, modify outstanding Discretionary Options or accept the surrender of outstanding Discretionary Options (to the extent not exercised) and grant new Discretionary Options in substitution for them. Notwithstanding the foregoing, no modification of a Discretionary Option shall adversely alter or impair any rights or obligations under the Discretionary Option without the Optionee’s consent.

    7.     Terms and Conditions Applicable to All Options.

             7.1     Non-transferability. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution unless specifically authorized by the Committee with respect to Nonqualified Share Options, and unless transferred in a manner permitted by the Committee an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

             7.2     Vesting; Exercisability. To the extent not exercised, vested installments of Options shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the vesting and exercisability of any Option or portion thereof at any time.

             (a)     Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: cash or transferring Shares to the Company upon such terms and conditions as determined by the Committee (such as, for example, a requirement that such Shares have been held for six months if necessary to avoid adverse accounting consequences). Notwithstanding the foregoing, the Committee shall have discretion to determine at the time of grant of each Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Option. The written notice pursuant to this Section 7.2 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee’s broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

             (b)     Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until the Option shall have been exercised pursuant to the terms thereof, the Company shall have issued and delivered the Shares to the Optionee and the Optionee’s name shall have been entered as a shareholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

             7.3     Effect of Change in Control. Notwithstanding anything contained in the Plan or an Agreement to the contrary, in the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable.

             7.4     Dividend Equivalent Rights. Dividend Equivalent Rights may be granted to Eligible Individuals in tandem with an Option. The terms and conditions applicable to each Dividends Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect to Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments.

     8.     Share Appreciation Rights. The Committee may, in its discretion, either alone or in connection with the grant of an Option, grant Share Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Share Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Option.

             (a)     Time of Grant. A Share Appreciation Right may be granted at any time if unrelated to an Option, or if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

             8.2     Share Appreciation Right Related to an Option.

             (a)     Exercise. Subject to Section 8.7, a Share Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable even if the Option to which it relates may be transferable. A Share Appreciation Right granted in connection with an Incentive Share Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Share Option Agreement.

             (b)     Amount Payable. Upon the exercise of a Share Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Share Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Share Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Share Appreciation Right by including such a limit in the Agreement evidencing the Share Appreciation Right at the time it is granted.

             (c)     Treatment of Related Options and Share Appreciation Rights Upon Exercise. Upon the exercise of a Share Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Share Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a

Share Appreciation Right or the surrender of such Option pursuant to Section 7.5, the Share Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

             8.3     Share Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Individuals Share Appreciation Rights unrelated to Options. Share Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 8.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a Share Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Share Appreciation Right over the Fair Market Value of a Share on the date the Share Appreciation Right was granted, by (B) the number of Shares as to which the Share Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Share Appreciation Right by including such a limit in the Agreement evidencing the Share Appreciation Right at the time it is granted.

             8.4     Method of Exercise. Share Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares with respect to which the Share Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Share Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

             8.5     Form of Payment. Payment of the amount determined under Sections 8.2(b) or 8.3 may be made in the discretion of the Committee, solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Share Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

             8.6     Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Share Appreciation Rights or accept the surrender of outstanding Awards of Share Appreciation Rights (to the extent not exercised) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee’s consent.

             8.7     Effect of Change in Control. Notwithstanding anything contained in this Plan to the contrary, in the event of a Change in Control, all Share Appreciation Rights shall become immediately and fully exercisable. In the event a Grantee’s employment or service with the Company is terminated by the Company following a Change in Control, each Share Appreciation Right held by the Grantee that was exercisable as of the date of termination of the Grantee’s employment or service shall remain exercisable for a period ending not before the earlier of the first anniversary of the termination of the Grantee’s employment or service or the expiration of the stated term of the Share Appreciation Right.

     9.     Restricted Shares.

             9.1     Grant. The Committee may grant to Eligible Individuals Awards of Restricted Shares, and may issue Restricted Shares in payment in respect of vested Performance Units (as hereinafter provided in Section 10.2), which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Shares shall be subject to the terms and provisions set forth below in this Section 9.

             9.2     Rights of Grantee. Restricted Shares granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank share powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Share Award, the appropriate blank share powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Share Award shall be deposited together with the share powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

             9.3     Non-transferability. Until any restrictions upon the Restricted Shares awarded to a Grantee shall have lapsed in the manner set forth in Section 9.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

             9.4     Lapse of Restrictions.

             (a)     Generally. Restrictions upon Restricted Shares awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine, which restrictions shall be set forth in the Agreement evidencing the Award.

             (b)     Effect of Change in Control. Notwithstanding anything contained in the Plan, unless the Agreement evidencing the Award provides to the contrary, in the event of a Change in Control, all restrictions upon any Restricted Shares shall lapse immediately and all such Shares shall become fully vested in the Grantee.

             9.5     Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Shares or accept the surrender of outstanding Restricted Shares (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee’s consent.

             (a)     Treatment of Dividends. At the time the Award of Restricted Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be deferred until the lapsing of the restrictions imposed upon such Shares and held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Restricted Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Restricted Shares (whether held in cash or as additional Restricted Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Restricted Shares shall be forfeited upon the forfeiture of such Shares.

             9.6     Delivery of Shares. Upon the lapse of the restrictions on Restricted Shares, the Committee shall cause a share certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

    10.    Performance Awards.

             (a)        Performance Objectives. Performance objectives for Performance Awards may be expressed in terms of earnings per Share, pre-tax profits, net earnings or net worth, return on equity or assets, any combination of the foregoing, or any other standard or standards deemed appropriate by the Committee at the time the Award is granted. Performance objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. Prior to the end of a Performance Cycle, the Committee, in its discretion, may adjust the performance objectives to reflect a Change in the Capitalization, a change in the tax rate or book tax rate of the Company or any Subsidiary, or any other event which may materially affect the performance of the Company, a Subsidiary or a Division, including, but not limited to, market conditions or a significant acquisition or disposition of assets or other property by the Company, a Subsidiary or a Division.

             (b)     Performance Units. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified performance objectives within the Performance Cycle, represent the right to receive payment as provided in Section 10.2(b) of in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the

Performance Unit became vested or any other date specified by the Committee, in the case of dollar-denominated Performance Units, the specified dollar amount or a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of performance objective attainment; provided, however, that the Committee may at the time a Performance Unit is granted, specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of the Performance Units to which it relates, the performance objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such objectives must be satisfied.

             (c)     Vesting and Forfeiture. A Grantee shall become vested with respect to the Performance Units to the extent that the performance objectives set forth in the Agreement are satisfied for the Performance Cycle.

             (d)     Payment of Awards. Payment to Grantees in respect of vested Performance Units shall be made within sixty (60) days after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 10.4, such payments may be made entirely in Shares valued at their Fair Market Value as of the last day of the applicable Performance Cycle or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion, shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Restricted Shares, the Committee must determine the extent to which such payment will be in Restricted Shares and the terms of such Restricted Shares at the time the Award is granted.

          10.2     Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

             (a)     Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made, the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank share powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank share powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the share powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

             (b)     Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 10.3(c) or 10.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

             (c)     Lapse of Restrictions. Subject to Section 10.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of performance objectives as the Committee may, in its discretion, determine at the time an Award is granted.

             (d)     Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be deferred until the lapsing of the restrictions imposed upon such Performance Shares and held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Share (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

             (e)     Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a share certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

          10.3     Effect of Change in Control. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control:

             (a)     With respect to the Performance Units, the Grantee shall become vested in a percentage of Performance Units as determined by the Committee at the time of the Award of such Performance Units and as set forth in the Agreement and be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control, a cash payment within ten (10) days after such Change in Control in an amount as determined by the Committee at the time of the Award of such Performance Units and as set forth in the Agreement.

             (b)     With respect to the Performance Shares, restrictions shall lapse immediately on all or a portion of the Performance Shares as determined by the Committee at the time of the Award of such Performance Shares and as set forth in the Agreement.

             (c)     The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable performance objectives.

             10.4     Non-transferability. No Performance Awards shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution.

             10.5     Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them.
Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee’s consent.

    11.    Effect of a Termination of Employment or Service.

             The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment or service of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division or a change in status from employee or director to consultant), as the Committee may, in its discretion, determine at the time a Discretionary Option or Award is granted or thereafter, and with respect to Trustee Options in accordance with Section 5 of the Plan. Notwithstanding the foregoing and unless specifically set forth in an Agreement to the contrary, in the event an Optionee’s or Grantee’s employment or service with the Company is terminated for Cause, the Option or Award granted to the Optionee or Grantee hereunder shall immediately terminate in full and in the case of Options, no rights thereunder may be exercised, and in all other cases, no payment will be made with respect thereto.

    12.    Adjustment Upon Changes in Capitalization.

             (a)     In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the maximum number and class of Shares or other share or securities with respect to which Options or Awards may be granted under the Plan, maximum number of class of Shares or other share or securities with respect to which Options may be granted to any Eligible Individual during the term of the Plan and the number and class of Shares or other share or securities which are subject to outstanding Options or Awards granted under the Plan, and the purchase price therefor, if applicable and (iv) the number and class of Shares or other securities in respect of which Trustee Options are to be granted under Section 5.

             (b)     Any such adjustment in the Shares or other share or securities subject to outstanding Incentive Share Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

             (c)     If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of share or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

                     (i)     Effect of Certain Transactions. Subject to Sections 7.5, 8.7, 9.4(b) and 10.4, or as otherwise provided in an Agreement, in the event of the liquidation or dissolution of the Company or a merger or consolidation of the Company (a “Transaction”), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or SAR or payment or transfer in respect of any Award, the same number and kind of share, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such share, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options or Awards prior to such Transaction.

    13.    Interpretation. Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

             (a)     The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

             (b)     Unless otherwise expressly stated in the relevant Agreement, each Award (other than Restricted Shares) granted under the Plan is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. Except in the case of death, disability, retirement or a Change in Control, the Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Awards to fail to qualify as performance-based compensation.

                      (i)    Pooling Transactions. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, which are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to deferring the vesting, exercise, payment or settlement with respect to any Option or Award, providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquired of the Company, or a combination of the foregoing and providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

    14.    Termination and Amendment of the Plan.

             The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

             (a)     No such amendment, modification, suspension or termination shall impair or adversely alter any Options, SARs or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

             (b)     To the extent necessary under Section 422 of the Code, Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder or applicable law or securities exchange rule, no amendment shall be effective unless approved by the shareholders of the Company in accordance with applicable law and regulations.

    15.    Non-Exclusivity of the Plan.

             The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of share options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

    16.    Limitation of Liability.

             As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                       (i)     give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

                       (ii)    give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

                       (iii)   limit in any way the right of the Company to terminate the employment of any person at any time; or

                       (iv)   be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

    17.    Regulations and Other Approvals; Governing Law.

             17.1     Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Maryland without giving effect to conflicts of law principles thereof.

             17.2     The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

             17.3     The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Share Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

             17.4     Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

             17.5     Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, (the “Securities Act”) and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares or Awards, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares or Awards shall be appropriately amended to reflect their status as restricted securities as aforesaid.

    18.    Miscellaneous.

             18.1      Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

             (a)     Withholding of Taxes. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option or the exercise thereof, any Share Appreciation Right or the exercise thereof, or the grant of any other Award, including, but not limited to, the withholding of cash or Shares which would be paid or delivered pursuant to such exercise or Award or another exercise of Award under this Plan until the Grantee reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or canceling any portion of such Award or another Award under this Plan in an amount sufficient to reimburse itself for the amount it is required to so withhold. The Committee may permit a Grantee (or any beneficiary or other person authorized to act) to elect to pay a portion or all of any amounts required or permitted to be withheld to satisfy federal, state, local or foreign tax obligations by directing the Company to withhold a number of whole Shares which would otherwise be distributed and which have a Fair Market Value sufficient to cover the amount of such required or permitted withholding taxes.

             (b)     If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Share Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

             (c)     The Committee shall have the authority, at the time of grant of an Option or Award under the Plan or at any time thereafter, to award tax bonuses to designated Optionees or Grantees, to be paid upon their exercise of Discretionary Options or payment in respect of Awards granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

         19.    Effective Date. The effective date of the Plan shall be the date of its adoption by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of shareholders duly held in accordance with the applicable laws of the State of Maryland within twelve (12) months of such adoption.

APPENDIX B

ACADIA REALTY TRUST

2003 EMPLOYEE SHARE PURCHASE PLAN

            The following constitute the provisions of the 2003 Employee Share Purchase Plan of Acadia Realty Trust.

            1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Shares of the Company. It is the intention, but not the obligation, of the Company to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

            2. Definitions.

                        (a) “Administrator” means (i) any person or committee to whom the Board delegates administrative discretion under the Plan, and (ii) the Board, which may exercise any and all administrative powers associated with the Plan.

                        (b) “Board” means the Board of Trustees of the Company.

                        (c) “Code” means the Internal Revenue Code of 1986, as amended.

                        (d) “Common Shares” means the common shares of beneficial interest, par value $.001 per share, of the Company.

                        (e) “Company” means Acadia Realty Trust, a Maryland Real Estate Investment Trust.

                        (f) “Compensation” means the sums of the types and amounts of compensation determined from time to time by the Administrator in its sole discretion to be eligible to be taken into account under the Plan, provided that no such determination shall include or exclude any type or amount of compensation contrary to the requirements of Section 423 of the Code, including the equal treatment of Participants having the same employer corporation.

                        (g) “Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company and its Designated Subsidiaries.

                        (h) “Contributions” means all amounts credited to the account of a participant pursuant to the Plan.

                        (i) “Corporate Transaction” means a sale of all or substantially all of the Company’s assets, or a merger, consolidation, or other capital reorganization of the Company with or into another corporation, or any other transaction or series of related transactions in which the Company’s shareholders immediately prior thereto own less than 50% of the voting shares of beneficial interest of the Company (or its successor or parent) immediately thereafter.

                        (j) “Designated Subsidiaries” means the Subsidiaries (or other entities with respect to sub-plans established under Section 20(d) hereof) that have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                        (k) “Employee” means any person, including an Officer, whom the Company or one of its Designated Subsidiaries classifies as an Employee for payroll tax purposes and who (i) is customarily employed by the Company or one of its Designated Subsidiaries for at least twenty (20) hours per week, (ii) is customarily employed by the company or one of its Designated Subsidiaries more than five (5) months in a calendar year, and (iii) has been employed by the Company or one of its Designated Subsidiaries for at least six (6) months.

                        (l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

                        (m) “Offering Date” means the first business day of each Purchase Period of the Plan.

                        (n) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                        (o) “Plan” means this Employee Share Purchase Plan.

                        (p) “Purchase Date” means the last day of each Purchase Period of the Plan, provided, however, that if such date is not a business day, the “Purchase Date” shall mean the immediately preceding business day.

                        (q) “Purchase Period” means a period of three (3) months (or such other period of up to 27 consecutive months that the Administrator may determine before an Offering Date), except for the first Purchase Period set forth in Section 4(b).

                        (r) “Purchase Price” means with respect to a Purchase Period an amount equal to 85% of the Fair Market Value (as defined in Section 7(b) below) of a Share on the Offering Date or on the Purchase Date, whichever is lower; provided, however, that in the event (i) of any increase in the number of Shares available for issuance under the Plan as a result of a shareholder-approved amendment to the Plan, and (ii) all or a portion of such additional Shares are to be issued with respect to one or more Purchase Periods that are underway at the time of such increase ( “Additional Shares”), and (iii) the Fair Market Value of a Share on the date of such increase (the “Approval Date Fair Market Value”) is higher than the Fair Market Value on the Offering Date for any such Purchase Period, then in such instance the Purchase Price with respect to Additional Shares shall be 85% of the Approval Date Fair Market Value or the Fair Market Value of a Share on the Purchase Date, whichever is lower.

                        (s) “Share” means one Common Share, as adjusted in accordance with Section 19 of the Plan.

                        (t) “Subsidiary” means a corporation (or an unincorporated entity of which the Company is a co-employer of its employees), domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

            3. Eligibility.

                        (a) Any person who is an Employee as of the date 30 days before the Offering Date of a given Purchase Period shall be eligible to participate in such Purchase Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code; provided however that eligible Employees may not participate in more than one Purchase Period at a time.

                        (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares of beneficial ownership of the Company and/or hold outstanding options to purchase shares of beneficial ownership possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of beneficial ownership of the Company or of any subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase shares of beneficial ownership of the company under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) of the Fair Market Value (as defined in Section 7(b) below) of such shares of beneficial ownership (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

                        (c) Company trustees and independent contractors (the meaning of such terms to be determined by the Administrator in its sole discretion) may, in the sole discretion of the Administrator, be eligible to participate in any Company sub-plan or sub-plans that the Administrator may establish in accordance with Section 20(d) below.

            4. Purchase Periods. Each Purchase Period shall generally be of three (3) months’ duration. Purchase Periods shall generally commence on each January 1, April 1, July 1, and October 1. The first Purchase Period shall commence on or about July 1, 2003 and shall end on September 30, 2003. The last day of each Purchase Period shall be the “Purchase Date” for such Purchase Period. The Board shall have the power to change the duration and/or frequency of Purchase Periods with respect to future purchases without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Purchase Period to be affected.

            5. Participation.

                        (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company’s Human Resources Department or the stock brokerage or other financial services firms designated or approved by the Company from time to time (each, a “Designated Broker”) prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Purchase Period. The subscription agreement shall set forth the percentage of the participant’s Compensation (subject to Section 6(a) below) to be paid as Contributions pursuant to the Plan.

                        (b) Payroll deductions shall commence on the first full payroll following the Offering Date and shall end on the last payroll paid on or prior to the last Purchase Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

                        (c) A participant’s subscription agreement shall remain in effect for successive Purchase Periods unless modified as provided in Section 6 or terminated as provided in Section 10.

            6. Method of Payment of Contributions.

                        (a) A participant shall elect to have payroll deductions made on each payday during the Purchase Period in an amount not less than one percent (1%) and not more than ten percent (10%) (or such other percentage as the Board may establish from time to time before an Offering Date) of such participant’s Compensation on each payday during the Purchase Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

                        (b) A participant may discontinue his or her participation in the Plan as provided in Section 10, or, unless otherwise provided by the Administrator, on one occasion only during a Purchase Period may increase and on one occasion only during a Purchase Period may decrease the rate of his or her Contributions with respect to the Purchase Period by completing and filing with the Company a new subscription agreement authorizing a change in the payroll deduction rate. The change in rate shall be effective as of the beginning of the next calendar month following the date of filing of the new subscription agreement, if the agreement is filed at least ten (10) business days prior to such date and, if not, as of the beginning of the next succeeding calendar month.

                        (c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant’s payroll deductions may be decreased during any Purchase Period scheduled to end during the current calendar year to 0%. Payroll deductions shall re-commence at the rate provided in such participant’s subscription agreement at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

            7. Grant of Option.

                        (a) On the Offering Date of each Purchase Period, each eligible Employee participating in such Purchase Period shall be granted an option to purchase on each Purchase Date within the Purchase Period a number of Shares determined by dividing such Employee’s Contributions accumulated prior to such Purchase Date and retained in the participant’s account as of the Purchase Date by the applicable Purchase Price; provided however that the maximum number of Shares an Employee may purchase during each Purchase Period shall be 1,000 Shares (subject to any adjustment pursuant to Section 19 below), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13.

                        (b) The fair market value of the Company’s Common Shares on a given date (the “Fair Market Value”) shall be the closing sales price of the Common Shares for such date (or, in the event that the Common Shares is not traded on such date, on the immediately preceding trading date), as reported by the New York Stock Exchange or, if such price is not reported, the mean of the bid and asked prices per-share of the Common Shares as reported by the New York Stock Exchange or, in the event the Common Stock is listed on a stock exchange, the Fair Market Value per share shall be the closing sales price on such exchange on such date (or, in the event that the Common Shares is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal.

            8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of Shares will be exercised automatically on each Purchase Date of a Purchase Period, and the maximum number of full Shares subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. No fractional Shares shall be issued pursuant to the Plan. Any payroll deductions accumulated in a participant’s account that are not sufficient to purchase a full Share shall be retained in the participant’s account for the subsequent Purchase Period, subject to earlier withdrawal by the participant as provided in Section 10 below. Any other amounts left over in a participant’s account after a Purchase Date shall be returned to the participant. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant’s option to purchase Shares hereunder is exercisable only by him or her.

            9. Delivery. As promptly as practicable after each Purchase Date of each Purchase Period, the number of Shares purchased by each participant upon exercise of his or her option shall be deposited into an account established in the participant’s name with a Designated Broker.

            10. Voluntary Withdrawal; Termination of Employment.

                        (a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to each Purchase Date by giving written notice to the Company or the Designated Broker, in the form and manner as directed by the Company, at least five (5) days prior to the Purchase Date. All of the participant’s Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of Shares will be made during the Purchase Period.

                        (b) Upon termination of the participant’s Continuous Status as an Employee prior to the Purchase Date of a Purchase Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated. A participant will have up to 30 days to transfer, to himself, to a designated beneficiary, or to a designated broker, any Shares that the Company or the Designated Broker holds for the benefit of the Participant (using a form that the Administrator provides). If within 30 days, the participant’s Shares are not transferred, the Administrator may, but shall not be obligated to, issue and mail a stock certificate for the Shares to the participant.

                        (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Purchase Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

                        (d) A participant’s withdrawal from a Purchase Period will not have any effect upon his or her eligibility to participate in any succeeding Purchase Plan or in any similar plan which may hereafter be adopted by the Company and for which such participant is otherwise eligible. If a participant withdraws from a Purchase Period, however, payroll deductions shall not resume at the beginning of any succeeding Purchase Period unless the participant delivers a new subscription agreement to the Company.

                        (e) If a participant sells any Shares purchased through the Plan, the participant shall be automatically withdrawn from the Plan for such Purchase Period, shall receive a refund of any Contributions credited in cash to the participant’s account within the Plan, and shall be ineligible to participate in the Plan for the remainder of such Purchase Period and for the next four Purchase Periods.

            11. Automatic Withdrawal. If the Fair Market Value of the Shares on any Purchase Date is less than the Fair Market Value of the Shares on the Offering Date for such Purchase Period, then every participant shall automatically (i) be withdrawn from such Purchase Period at the close of such Purchase Date and after the acquisition of Shares for such Purchase Period, and (ii) be enrolled in the Purchase Period commencing on the first business day subsequent to such Purchase Period.

            12. Interest. No interest shall accrue on the Contributions of a participant in the Plan.

            13. Shares.

                        (a) Subject to adjustment as provided in Section 19, the maximum number of Shares which shall be made available for sale under the Plan shall be 100,000 Shares. If the Board determines that, on a given Purchase Date, the number of Shares with respect to which options are to be exercised may exceed (i) the number of Shares that were available for sale under the Plan on the Offering Date of the applicable Purchase Period, or (ii) the number of Shares available for sale under the Plan on such Purchase Date, the Board may in its sole discretion provide (x) that the Company shall make a pro rata allocation of the Shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Shares on such Purchase Date, and continue all Purchase Periods then in effect, or (y) that the Company shall make a pro rata allocation of the Shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising, options to purchase Common Shares on such Purchase Date, and terminate any or all Purchase Periods then in effect pursuant to Section 20 below. The Company may make pro rata allocation of the Shares available on the Offering Date of any applicable Purchase Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s shareholders subsequent to such Offering Date. In the event of a pro-rata allocation, each participant’s right to purchase Shares shall be limited to such pro-rata amount of Shares and the cash balance of the contributions credited to his or her account, and the participants shall not have further rights against the Company or the Board.

                        (b) The participant shall have no interest (including no right to receive any dividends) or voting right in Shares covered by his or her option until such option has been exercised.

                        (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

            14. Administration. The Administrator shall supervise and administer the Plan, and shall have full and exclusive discretionary authority to construe, interpret, and apply the terms of the Plan, to determine eligibility, to adjudicate all disputed claims under the Plan, to adopt, amend and rescind any rules deemed appropriate for the administration of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Every finding, decision, and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties. No person acting individually or jointly as the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any participant.

            15. Designation of Beneficiary.

                        (a) A participant may designate a beneficiary who is to receive any Shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of a Purchase Period but prior to delivery to him or her of such Shares and cash. In addition, a participant may designate a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such participant’s death prior to the Purchase Date. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Beneficiary designations under this Section 15(a) shall be made in the form and in the manner as directed by the Company’s Human Resources Department.

                        (b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice in accordance with Section 15(a). In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

            16. Transferability. Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 15) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

            17. Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

            18. Reports. Individual recordkeeping accounts will be maintained for each participant in the Plan. Statements of account will be provided to participating Employees at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased, and the remaining cash balance, if any.

            19. Adjustments Upon Changes in Capitalization; Corporate Transactions.

                        (a) Adjustment. Subject to any required action by the shareholders of the Company, the number of Shares covered by each option under the Plan that has not yet been exercised and the number of Shares that have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the “Reserves”), as well as the maximum number of Shares that may be purchased by a participant in a Purchase Period, the number of Shares set forth in Section 13(a)(i) above, and the price per Share of Common Shares covered by each option under the Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Shares (including any such change in the number of Common Shares effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

                        (b) Corporate Transactions. In the event of a proposed dissolution or liquidation of the Company, any Purchase Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or Subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, each Purchase Period then in progress shall be shortened and a new Purchase Date shall be set (the “New Purchase Date”), as of which date any Purchase Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the transaction and the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Purchase Period as provided in Section 10. For purposes of this Section 19, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 19); provided, however, that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Shares in the transaction.

            The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Common Share covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of its outstanding Common Shares, and in the event of the Company’s being consolidated with or merged into any other corporation.

            20. Amendment or Termination.

                        (a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19, no such termination of the Plan may affect options previously granted, provided that the Plan or a Purchase Period may be terminated by the Board on a Purchase Date or by the Board’s setting a new Purchase Date with respect to a Purchase Period then in progress if the Board determines that termination of the Plan and/or the Purchase Period is in the best interests of the Company and the shareholders, or if continuation of the Plan and/or the Purchase Period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan. Except as provided in Section 19 and in this Section 20, no amendment to the Plan shall make any change in any option previously granted that adversely affects the rights of any participant. In addition, to the extent the Administrator considers it appropriate to conform the Plan with Rule 16b-3 under the Exchange Act, Section 423 of the Code, or any other applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

                        (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Purchase Periods, limit the frequency and/or number of changes in the amount withheld during a Purchase Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable that are consistent with the Plan.

                        (c) The Company may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Company specifically authorizes the Administrator to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements.

                        (d) The Administrator may also adopt sub-plans applicable to particular Subsidiaries, or locations, which sub-plans may be designed to be outside the scope of Code section 423. The rules of such sub-plans may take precedence over other provisions of this Plan, but unless otherwise superseded by the specific terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.

            21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

            22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

            23. Term of Plan; Effective Date. The Plan shall become effective on the date it receives approval by a vote of a majority of the votes cast at a duly held meeting of the Company’s shareholders (or by such other shareholder vote that the Administrator determines to be sufficient for the issuance of Shares or stock options according to the Company’s governing documents and applicable state law). The Plan shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20.

            24. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

            25. Notice of Disqualifying Dispositions. By electing to participate in the Plan, each participant agrees to notify the Company in writing immediately after the participant sells, transfers or otherwise disposes of any Shares acquired under the Plan, if such disposition occurs within the earlier of (i) two (2) years of the Offering Date, or (ii) one (1) year of the Purchase Date, associated with such Shares. Each participant further agrees to provide any information about a disposition of Shares as may be requested by the Company to assist it in complying with any applicable tax laws.

            26. Withholding of Taxes. Each participant must make adequate provision for all applicable federal, state, or other tax withholding obligations which may arise upon the exercise of any option or the disposition of any Shares.

            27. No Employment Rights. The Plan does not create, directly or indirectly, any right for the benefit of any employee or class of employees to purchase any shares from the Company (other than as expressly provided in, and subject to the terms and conditions of, the Plan), or create in any employee or class of employees any right with respect to continuation of employment by the Company or any Subsidiary, and it shall not be deemed to interfere in any way with the Company’s or any Subsidiary’s right to terminate, or otherwise modify, an employee’s employment at any time.

            28. Offsets. To the extent permitted by law, the Company shall have the absolute right to withhold any amounts payable to any participant under the terms of the Plan to the extent of any amount owed for any reason by such participant to the Company or any Subsidiary and to set off and apply the amounts so withheld to payment of any such amount owed to the Company or any Subsidiary, whether or not such amount shall then be immediately due and payable and in such order or priority as among such amounts owed as the Board or its committee, in its sole discretion, shall determine.

            29. Captions. The captions of the sections and paragraphs of this Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision of the Plan. References to sections herein are to the specified sections of this Plan unless another reference is specifically stated. Wherever used herein, a singular number shall be deemed to include the plural unless a different meaning is required by the context.

            30. Governing Law. The internal laws of the State of Maryland shall govern all matters relating to this Plan except to the extent superseded by the laws of the United States

ACADIA REALTY TRUST
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
JUNE 25, 2003

This Proxy is Solicited on Behalf
of the Board of Trustees

     The undersigned hereby constitutes and appoints Kenneth F. Bernstein and Robert Masters, Esq., or either one of them, as proxies, with full power of substitution, to vote all common shares of beneficial interest of Acadia Realty Trust (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at the offices of Paul, Hastings, Janofsky & Walker, LLP, which are located at Park Avenue Tower, 75 East 55th Street, New York, NY 10022 at 10:00 o’clock a.m. local time, June 25, 2003, or at any adjournments or postponements thereof.

THIS PROXY IS ON BEHALF OF THE BOARD OF TRUSTEES.
(Continued and to be signed on reverse side.)

A	|X|	Please mark your votes as in this example using dark ink only.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES AND EACH OF THE PROPOSALS LISTED BELOW.

		FOR all nominees listed at right	WITHHOLD AUTHORITY to vote for all nominees listed at right
(1)	TO ELECT EIGHT TRUSTEES	|_|	|_|	Nominees: Ross Dworman Kenneth F.Bernstein Marvin L. Edelman, Esq.
(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list at right.)				Alan S. Forman Marvin J. Levine, Esq. Lawrence J. Longua Gregory A. White Lee S. Wielansky
		FOR	AGAINST	ABSTAIN
(2)	TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.	|_|	|_|	|_|

(3)	TO APPROVE THE ACADIA REALTY TRUST 2003 SHARE INCENTIVE PLAN.	|_|	|_|	|_|

(4)	TO APPROVE THE ACADIA REALTY TRUST EMPLOYEE STOCK PURCHASE PLAN.	|_|	|_|	|_|

(5)	TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.	|_|	|_|	|_|

	Date	, 2003		Date	, 2003

SIGNATURE			SIGNATURE IF HELD JOINTLY

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy, as shown on the label above. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign full corporation name by president or other authorized officer, if a partnership, please sign in partnership name by authorized person(s).